HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

PROSPECTUS

JANUARY 1, 2005

Advised by Highland Capital Management, L.P.

                                TABLE OF CONTENTS

                                                                            PAGE
Prospectus Summary ............................................................3
Fund Expenses .................................................................8
Financial Highlights ..........................................................9
The Fund .....................................................................10
Use of Proceeds ..............................................................10
Investment Objective and Policies ............................................10
How the Portfolio Invests ....................................................11
Principal Risks ..............................................................18
Other Investment Practices ...................................................24
Management ...................................................................28
How to Buy Shares ............................................................30
Periodic Repurchase Offers ...................................................34
Net Asset Value ..............................................................34
Distributions and Income Taxes ...............................................35
Organization and Description of Shares .......................................37
Master Fund/Feeder Fund: Structure and Risk Factors ..........................38
Shareholder Reports ..........................................................39
Financial Statements .........................................................39
Statement of Additional Information Table of Contents ........................40

This Prospectus sets forth concisely the information that a prospective investor should know before investing in shares of Highland Institutional Floating Rate Income Fund (the "Fund"). Please read and retain this Prospectus for future reference. A Statement of Additional Information ("SAI") regarding the Fund dated January 1, 2005, has been filed with the Securities and Exchange Commission (the "SEC"), and can be obtained without charge by calling 1-877-665-1287. A table of contents to the SAI is located on the last page of this Prospectus. This Prospectus incorporates by reference the entire SAI (together with any supplement to it). The SAI and other related materials are available at the SEC's internet web site (http://www.sec.gov).

ALTHOUGH THESE SECURITIES HAVE BEEN REGISTERED WITH THE SEC, THE SEC HAS NOT APPROVED OR DISAPPROVED ANY SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                Not FDIC Insured
                                                                  May Lose Value
                                                               No Bank Guarantee

                                 PRIVACY POLICY

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

COLLECTION OF INFORMATION. We may collect nonpublic personal information about you from the following sources:

o ACCOUNT APPLICATIONS AND OTHER FORMS, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

o WEB SITE INFORMATION, including any information captured through our use of "cookies"; and

o ACCOUNT HISTORY, including information about the transactions and balances in your accounts with us or our affiliates.

DISCLOSURE OF INFORMATION. We may share the information we collect (described above) with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

CONFIDENTIALITY AND SECURITY OF INFORMATION. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

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YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

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PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained in this Prospectus and in the SAI. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program.

THE FUND. The Fund is a continuously offered non-diversified, closed-end management investment company, organized as a Massachusetts business trust. The Fund is engaged in a continuous public offering of its shares at the next determined net asset value ("NAV") per share without a sales charge. The Fund invests all of its net investable assets in Highland Floating Rate Limited Liability Company (the "Portfolio") under a master/feeder structure. The Portfolio is a non-diversified, closed-end management investment company, organized as a Delaware limited liability company, which has the same investment objective and substantially the same investment policies as the Fund.

The Fund intends to offer its shares continuously through the Distributor, as principal underwriter, and through financial advisors at a price equal to the next determined NAV per share. The minimum initial investment is $250,000 and the minimum subsequent investment is $10,000. The Fund reserves the right to change the investment minimums and to refuse a purchase order for any reason.

The Fund does not intend to list its shares on any national securities exchange. THE FUND DOES NOT PLAN TO REGISTER ADDITIONAL SHARES AT THIS TIME. SHARES OF THE FUND HAVE NO HISTORY OF PUBLIC TRADING AND THERE IS NOT EXPECTED TO BE ANY SECONDARY TRADING MARKET IN THE SHARES. An investment in the shares should be considered illiquid. (See "Principal Risks")

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL AMOUNT INVESTED AND RISKS ASSOCIATED WITH SECURITIES RATED BELOW INVESTMENT GRADE (OFTEN REFERRED TO AS "JUNK DEBT"). (SEE "PRINCIPAL RISKS")

INVESTMENT OBJECTIVE. The Fund and the Portfolio's investment objective is to provide a high level of current income, consistent with preservation of capital. There can be no assurance that the Portfolio or the Fund will achieve its investment objective.


INVESTMENT POLICIES. The Portfolio seeks to achieve the objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of interests in adjustable senior rate loans, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates ("Senior Loans"), to corporations, partnerships and other entities ("Borrowers") that operate in a variety of industries and geographic regions (including domestic and foreign entities). The Fund may invest in Senior Loans of domestic or foreign Borrowers (so long as Senior Loans to foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the "Lenders") represented in each case by one or more such Lenders acting as agent (the "Agent") of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement ("Loan Agreement") that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders. Senior Loans in which the Fund will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The Fund may invest in participations ("Participations") in Senior Loans, may purchase assignments ("Assignments") of portions of Senior Loans from third parties, and may act as one of the group of Lenders originating a Senior Loan ("Primary Lender").

Senior Loans are often secured by specific assets of the Borrower, although the Fund may invest up to 20% of its total assets in Senior Loans that are not secured by any collateral. The Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade, or in comparable unrated securities. These securities are commonly referred to as high-yield, high-risk debt or "junk debt."

The Fund's policy of acquiring interests in floating or variable rate Senior Loans is to minimize the fluctuations in the Fund's NAV as a result of changes in interest rates. However, the Fund is not a money market fund and its NAV will fluctuate.

During normal market conditions, the Portfolio may invest up to 20% of its total assets (including assets maintained by the Portfolio as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Portfolio's investments in Senior Loans.

Any amount up less than 25% of the total assets of the Fund or Portfolio (taken at market value at the time of purchase) may be invested in Senior Loans to Borrowers and securities of other issuers in any one industry. However, the Fund may invest more than 25% of its total assets in securities the issuer of which is deemed to be in the financial services industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. The Fund invests at these levels because it regards the issuers of Senior Loans in which the Fund may invest to include the Borrower, as well as any Agent that administers the Senior Loans. The Fund may not, however, invest more than 25% of its total assets in Senior Loans to Borrowers in the financial services industry and securities of other issuers in the financial services industry. Accordingly, the Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries.

PRINCIPAL RISKS. You should consider the following risk considerations before investing in the Fund. As described below, these risks could cause you to lose money as a result of investing in the Fund. See "Principal Risks" for more detailed information.

NON-PAYMENT. Senior Loans, like other corporate debt obligations, are subject to the risk of non-payment of scheduled interest or principal. Non-payment would result in a reduction of income to the Portfolio, a reduction in the value of the Senior Loan experiencing non-payment, and a potential decrease in the NAV of the Fund.

BELOW INVESTMENT GRADE SECURITIES. The Portfolio may invest all or substantially all of its assets in Senior Loans or other securities that are rated below investment grade or where Borrowers have outstanding debt rated below investment grade, or in comparable unrated securities. Securities rated below investment grade are commonly referred to as high-yield debt or "junk debt". They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Investments in high-yield Senior Loans may result in greater NAV fluctuation than if the Fund did not make such investments.

INTEREST RATE. The Fund's NAV will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed- rate portfolio securities can be expected to decline. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Fund's portfolio will decline in value due to rising interest rates. However, the Fund will primarily invest in floating rate obligations, including Senior Loans, the rate on which periodically adjusts with changes in interest rates. Consequently, the Fund's exposure to fluctuations in interest rates will generally be limited until the time that the interest rate on the Senior Loans in its portfolio are reset.

SENIOR LOANS. The risks associated with Senior Loans are similar to the risks of "junk" debt, although Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Senior Loans' higher standing in an issuer's capital structure has historically resulted in generally higher recoveries in the event of a corporate reorganization or other restructuring. Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which are typically fixed rate. The Fund's investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

RESTRICTIONS ON RESALE. Senior Loans may not be readily marketable and may be subject to restrictions on resale. As a result, the ability of the Portfolio to dispose of its investments in a timely fashion and at a fair price may be restricted.

ONGOING MONITORING. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral.

REPURCHASE OFFERS. The Fund, as a fundamental policy, will make quarterly repurchases for 5% to 25% of shares outstanding at NAV. (See "Periodic Repurchase Offers" below for more information.) However, the Fund's shares are less liquid than shares of funds that trade on a stock exchange. Under limited circumstances, and only pursuant to specified regulatory requirements, the Fund may suspend or postpone a quarterly Repurchase Offer. There is no guarantee that shareholders will be able to sell all of their shares that they desire to sell in a quarterly repurchase offer.

CLOSED-END FUNDS. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid. The shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at a discount from their NAVs and, in the unlikely event that a secondary market for the shares were to develop, Fund shares likewise may trade at a discount from NAV.

LEGISLATION; RESTRICTIONS. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Portfolio may be adversely affected.

FINANCIAL SERVICES INDUSTRY CONCENTRATION. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments financial services companies can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of Borrowers can negatively affect the financial services industries. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear.

INVESTMENTS IN NON-U.S. ISSUERS. Investment in non-U.S. issuers may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include that non-U.S. issuers may be subject to less rigorous disclosure, accounting standards and regulatory requirements; smaller, less liquid and more volatile markets where Highland Capital Management L.P. ("Highland" or the "Adviser") may not be able to sell the Fund's investments at times, in amounts and at prices it considers reasonable; the economies of non-U.S. issuers may grow at slower rates than expected; and withholdings and other non-U.S. taxes may decrease the Fund's return.

INVESTMENTS IN EQUITY SECURITIES. To the extent that the Portfolio invests in equity securities, the value of its portfolio will be affected by changes in the stock markets. The stock market can be volatile and stock prices can fluctuate drastically from day to day. This market risk will affect the Fund's NAV, which will fluctuate as the value of the securities held by the Portfolio changes.

PREPAYMENT. Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Portfolio to replace a Senior Loan with a lower-yielding security. This may adversely affect the NAV of the Fund's shares.

LIMITED INFORMATION. The types of Senior Loans in which the Portfolio will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Portfolio will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the Portfolio is more dependent on the analytical ability of Highland than other funds which may be able to rely on more publicly available information.

NON-DIVERSIFICATION. The Portfolio is not subject to the general limitations under the Investment Company Act of 1940, as amended, (the "1940 Act") that, for 75% of its total assets, it not invest more than 5% of its total assets in the securities of a single issuer. The Portfolio does not intend to invest more than 5% of the value of its assets in Senior Loans of a single Borrower. To the extent the Portfolio invests a relatively high percentage of its assets in obligations of a limited number of issuers, it will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence.

OTHER PRACTICES. The Portfolio may use various other investment practices that involve special considerations, including entering into when-issued and delayed delivery transactions, engaging in interest rate and other hedging transactions, lending its portfolio securities and entering into repurchase and reverse repurchase agreements. For further discussion of these practices and associated special considerations, see "Other Investment Practices."

AFFILIATION RISK. Due to Highland's affiliation with Heritage Bank, the Fund may be unable to purchase certain Senior Loans in which Heritage Bank participates (as Agent or Lender or buyer or seller in the secondary market), because of regulatory restrictions. Highland does not believe that this will have a material effect on the Fund's ability to acquire Senior Loans consistent with its investment policies.

PERIODIC REPURCHASE OFFERS. The Fund has adopted a fundamental policy to offer each calendar quarter to repurchase a specified percentage (between 5% and 25%) of the shares then outstanding at NAV (`Repurchase Offers"). Such repurchase offers are each referred to as a Repurchase Offer. Repurchase Offers are scheduled to occur on or about the 15th day (or the next business day if the 15th is not a business day) in the months of February, May, August, and November. It is anticipated that normally the date on which the repurchase price of shares will be determined (the "Repurchase Pricing Date") will be the same date as the deadline for shareholders to provide their repurchase requests to the Distributor (the "Repurchase Request Deadline"), and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the New York Stock Exchange (the "NYSE") on such date. The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. Repurchase proceeds will be paid to shareholders no later than seven days after the Repurchase Pricing Date. The end of the seven days is referred to as the "Repurchase Payment Deadline". (See "Periodic Repurchase Offers")

DISTRIBUTIONS. Income dividends are normally declared each business day and paid monthly. Capital gains, if any, are distributed at least annually, usually in December. Income dividends and capital gains distributions may be received in cash or reinvested in additional full and fractional shares of the Fund.

DISTRIBUTOR. PFPC Distributors, Inc. (the "Distributor") is the Fund's principal underwriter.

MINIMUM INVESTMENT. The minimum initial investment is $250,000 per Fund account and the minimum subsequent investment is $10,000. The Fund reserves the right to change the investment minimums and to refuse a purchase order for any reason. The purchase price of shares is generally the NAV per share.

                                  FUND EXPENSES

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.


ANNUAL EXPENSES (as a percentage of average net assets attributable to common shares)

Management Fees(1) ..........................................................................      0.65%
Distribution and Service Fees ...............................................................       None
Other Expenses(2)(3) ........................................................................      0.26%
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Total Annual Fund Operating Expenses(4) .....................................................      0.91%
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(1) Management fees include both the management fee and the administrative fee charged to the Fund. The Adviser receives a management fee of 0.45% from the Portfolio and an administrative fee of 0.20% from the Fund.

(2)   Includes expenses of both the Fund and the Portfolio.

(3) Other expenses have been restated to reflect a change in the Fund's service providers effective October 18, 2004.

(4) The Adviser has voluntarily agreed to waive advisory fees and to reimburse the Fund for its ordinary operating expenses to the extent that such expenses exceed 0.75% of its average annual net assets. As a result, the Management Fees and Total Annual Fund Operating Expenses would be 0.49% and 0.75%, respectively. This arrangement may be modified or terminated by the Adviser at any time. Any such reimbursement will lower the Fund's overall expense ratio and increase its overall return to investors.

EXPENSE EXAMPLE. This Example helps you compare the cost of investing in the Fund to the cost of investing in other investment companies. The Example assumes that (i) you invest $1,000 in the Fund, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same, (iv) all income dividends and capital gains distributions are reinvested in additional shares. The Example should not be considered a representation of future expenses. Your actual costs may be higher or lower. The Example reflects expenses of both the Fund and the Portfolio.

          1 YEAR              3 YEARS           5 YEARS            10 YEARS
          ------              -------           -------            --------
            $9                  $29               $50                $112

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. The Fund's fiscal year runs from September 1 to August 31, unless otherwise indicated. Certain information in the table reflects the financial results for a single Fund share. This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with this information, appears in the Fund's annual report. To request the Fund's annual report, please call 1-877-665-1287.

On April 15, 2004, Highland Capital Management, L.P. replaced Columbia Management Advisors, Inc. as investment adviser to the Fund.

                                                                                                                         PERIOD
                                                                                                                          ENDED
                                                                       YEAR ENDED AUGUST 31,                           AUGUST 31,
                                             2004           2003            2002              2001          2000         1999(a)
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NET ASSET VALUE, BEGINNING OF PERIOD      $   9.27        $   8.81        $   9.61          $  10.00      $  10.07      $  10.00
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INCOME FROM INVESTMENT OPERATIONS
Net investment income                         0.41(b)         0.52(b)         0.60(b)(c)        0.87(b)       0.88          0.51
Net realized and unrealized gain
   (loss) allocated from Portfolio            0.53            0.46           (0.82)(c)         (0.40)        (0.07)         0.07
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Total from Investment Operations              0.94            0.98           (0.22)             0.47          0.81          0.58
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LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS
From net investment income                   (0.42)          (0.52)          (0.58)            (0.85)        (0.88)        (0.51)
From net realized gains                         --              --              --             (0.01)       -- (d)            --
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Total Distributions Declared to
   Shareholders                              (0.42)          (0.52)          (0.58)            (0.86)        (0.88)        (0.51)
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NET ASSET VALUE, END OF PERIOD            $   9.79        $   9.27        $   8.81          $   9.61      $  10.00      $  10.07
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TOTAL RETURN (e)                             10.25%          11.50%(f)       (2.39)%            4.93%         8.52%         5.94%(g)

RATIOS TO AVERAGE NET ASSETS
Operating expenses                            0.75%           0.75%           0.75%             0.75%         0.75%         0.87%(i)
Interest expense allocated from
Portfolio                                       --(h)           --(h)         0.03%               --            --            --
Net expenses                                  0.75%           0.75%           0.78%             0.75%         0.75%         0.87%(i)
Net investment income                         4.29%           5.81%           6.28%(c)          8.90%         8.97%         7.68%(i)
Waiver/reimbursement                          0.15%           0.24%           0.21%             0.10%         0.14%         0.85%(i)
Net assets, end of period (000's)         $ 66,034        $ 89,706        $100,912          $135,964      $184,661      $127,195

(a)   From commencement of operations on December 17, 1998.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.01 and increase net realized and unrealized loss per share by $0.01. The impact to the ratio of net investment income to average net assets increased from 6.27% to 6.28%. Per share data and ratios for periods prior to August 31, 2002 have not been restated to reflect this change in presentation.

(d)   Rounds to less than $0.01.

(e) Had the investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Total return includes a voluntary reimbursement by the Adviser for a realized investment loss on an investment not meeting the Portfolio's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's return.

(g)   Not annualized.

(h)   Rounds to less than 0.01%.

(i)   Annualized.

                                    THE FUND

The Fund is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on August 13, 1998. The Fund is engaged in a continuous public offering of its shares at the next determined NAV per share. The Fund's principal office is located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, and its telephone number is 1-877-665-1287.

                                 USE OF PROCEEDS

The net proceeds from the sale of the shares offered hereby will be invested typically within 30 days after receipt, in accordance with the Fund's investment objective and policies. The Fund's actual investment timetable will depend on the availability of Senior Loans and other market conditions. Pending investment by the Portfolio, the proceeds may be invested in high quality, short-term securities, and to the extent there is a significant amount of proceeds so invested, the Portfolio may not achieve its objective during this time.

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund's investment objective is a non-fundamental policy, which means that the Board of Trustees of the Fund can change it without shareholder approval. Rather than invest in securities directly, the Fund seeks to achieve its investment objective by using a "master fund/feeder fund" structure. Under that structure, the Fund and other investment companies with the same investment objective invest their assets in another investment company having the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. The Fund's investment experience will correspond directly to the investment experience of the Portfolio.

Although the Portfolio's NAV per share will vary, the Portfolio's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's NAV per share as a result of changes in interest rates. The Fund's NAV may be affected by various factors, including changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Portfolio invests.

An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Portfolio or the Fund will achieve its investment objective.

POLICIES. The Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) (either as a Primary Lender or as a purchaser of an Assignment or Participation) in interests in Senior Loans of domestic or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars) that operate in a variety of industries and geographic regions. Although most Senior Loans are collateralized, the Portfolio may invest up to 20% of its total assets (valued at time of investment) in Senior Loans that are not secured by any collateral.

The Fund may invest more than 25% of its total assets in securities the issuer of which is deemed to be in the financial services industry. (See "Fundamental Restrictions and Policies")

During normal market conditions, the Portfolio may invest up to 20% of its total assets (including assets maintained by the Portfolio as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and junior debt securities acquired in connection with the Portfolio's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least BBB, A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa, P-3 or higher by Moody's Investors Service, Inc. ("Moody's") (or if unrated, determined by the Adviser to be of comparable quality), interests in short-term loans and short-term loan participations of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such rating categories (or having no such rating, but determined by the Adviser to be of comparable quality), certificates of deposit ("CDs") and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates.

                           HOW THE PORTFOLIO INVESTS

SENIOR LOANS. Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Portfolio generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Portfolio will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower's performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent's services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The typical practice of an Agent in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

It is anticipated that the proceeds of the Senior Loans in which the Portfolio will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower's capital structure, although some Senior Loans may hold an equal ranking with other senior securities and certain other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt (which may include "junk debt"), preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower's assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as "junior debt securities." Senior Loans generally are secured by specific collateral.

To the extent that the Portfolio invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Portfolio will not enjoy the benefits associated with collateralization with respect to such Senior Loans, and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Portfolio may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. Warrants, equity securities and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Portfolio's net assets (plus any borrowings for investment purposes) that normally will be invested in Senior Loans. The Portfolio may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge as collateral assets, including but not limited to, accounts receivable, inventory, buildings, other real estate, trademarks, franchises and common and preferred stock in its subsidiaries. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In some instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Restrictive covenants may include mandatory prepayment provisions related to excess cash flows and typically include restrictions on dividend payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Portfolio's investment portfolio. When the Portfolio holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Portfolio, and such Lenders will not consider the interests of the Portfolio in connection with their votes.

Senior Loans in which the Portfolio will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the prime or base lending rate ("Prime Rate") offered by one or more major U.S. banks or other standard lending rates used by commercial lenders, such as the London Interbank Offered Rate (LIBOR) or the CD rate. LIBOR, as provided for in Loan Agreements, is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institution depositors in the London interbank market on

U.S. dollar denominated deposits for a specified period of time. The CD rate, as generally provided for in Loan Agreements, is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option or the Prime Rate option. In recent years, however, the differential between the lower LIBOR base rates and the higher Prime Rate base rates prevailing in the commercial bank markets has widened to the point where the higher margins paid by Borrowers for LIBOR pricing options do not currently outweigh the differential between the Prime Rate and the LIBOR rate. Consequently, Borrowers have increasingly selected the LIBOR-based pricing option, resulting in a yield on Senior Loans that is consistently lower than the yield available from the Prime Rate-based pricing option. This trend will significantly limit the ability of the Fund to achieve a net return to shareholders that consistently approximates the average published Prime Rate of leading U.S. banks.

PARTICIPATIONS, ASSIGNMENTS AND PRIMARY LENDER TRANSACTIONS.

PARTICIPATIONS.

The Portfolio may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

The Portfolio may invest up to 100% of its assets in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Portfolio with respect to Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Although, as discussed below, the Portfolio has taken measures that it believes significantly reduce its exposure to risks associated with Participations, the Portfolio may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting these industries. Persons engaged in these industries may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.


Participation by the Portfolio in a Lender's portion of a Senior Loan typically will result in the Portfolio having a contractual relationship only with such Lender, not with the Borrower. As a result, the Portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Portfolio may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. In an effort to minimize such risks, the Portfolio will only acquire Participations if the Lender selling the Participation, and any other institution interpositioned between the Portfolio and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or, if unrated, determined by the Adviser to be of comparable quality and (ii) has entered into an agreement that provides for the holding of payments on the Senior Loan for the benefit of, or the prompt disbursement of payments to, the Portfolio. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal, and debt rated Baa by Moody's is regarded by Moody's as a medium grade obligation; i.e., it is neither highly protected nor poorly secured. The Portfolio ordinarily will purchase a Participation only if, at the time of purchase, the Portfolio believes that the party from whom it is purchasing the Participation is retaining an interest in the underlying Senior Loan. In the event that the Portfolio does not so believe, it will only purchase a Participation if, in addition to the requirements set forth above, the party from whom the Portfolio is purchasing such Participation (i) is a bank, a member of a national securities exchange or other entity designated in the 1940 Act as qualified to serve as a custodian for a registered investment company and (ii) has been approved as a custodian by the Board of the Portfolio.

ASSIGNMENTS.

The Portfolio may also purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

PRIMARY LENDER TRANSACTIONS.

The Portfolio will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to the Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or determined by the Adviser to be of comparable quality.

Loan Agreements typically provide for the termination of the Agent's agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters receivership of the Federal Deposit Insurance Corporation ("FDIC"), or if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other institution with respect to an Assignment interpositioned between the Portfolio and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Portfolio should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution's estate, the Portfolio would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Portfolio could experience a decrease in NAV.

When the Portfolio is a Primary Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected. When the Portfolio is a Primary Lender originating a Senior Loan it may share in a fee paid by the Borrower to the Primary Lenders. The Portfolio will not act as the Agent, originator, or principal negotiator or administrator of a Senior Loan.

PORTFOLIO MATURITY. The Portfolio is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. It is currently anticipated that the Portfolio's assets invested in Senior Loans will generally consist of Senior Loans with stated maturities of between three and ten years, inclusive, and with rates of interest that are redetermined either daily, monthly, quarterly, semiannually or annually. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Portfolio's NAV as a result of changes in interest rates. The Senior Loans in the Portfolio's investment portfolio will at all times have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Portfolio from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Portfolio from its investments in Senior Loans should decrease. The amount of time required to pass before the Portfolio will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio. The Portfolio may utilize certain investment practices to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Portfolio will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Portfolio will not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Portfolio's investment portfolio may occur. Accordingly, the actual remaining maturity of the Portfolio's investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Portfolio's investment portfolio.

NET ASSET VALUE FLUCTUATION. When prevailing interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's NAV will vary, the Portfolio's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in NAV as a result of changes in interest rates. Accordingly, it may be expected that the value of the investment portfolio to fluctuate significantly less than a portfolio of fixed-rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's NAV. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the Fund's NAV. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund's NAV.

DEBT RESTRUCTURING. The Portfolio may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser's decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Portfolio, the Borrower's ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio. Any equity security or junior debt security held by the Portfolio will not be treated as a

Senior Loan and thus will not count toward the 80% of assets that normally will be invested in Senior Loans.

BORROWER CREDIT RATINGS. The Portfolio may invest in the lowest rated loans, but does not intend to invest more than 10% of its assets in Senior Loans rated below B- or B3 by S&P or Moody's (and unrated Senior Loans considered by the Adviser to be of comparable quality). The Portfolio may invest a substantial portion of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a nationally recognized statistical rating organization (or unrated but of comparable quality to such securities). Debt securities rated below investment grade (or unrated but of comparable quality) commonly are referred to as "junk debt." The Portfolio will invest only in those Senior Loans with respect to which the Borrower, in the judgment of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons' determinations with respect to collateral securing a Senior Loan.

FEES. The Portfolio may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Portfolio will receive these fees directly from the Borrower if the Portfolio is a Primary Lender, or, in the case of commitment fees and prepayment penalties, if the Portfolio acquires an interest in a Senior Loan by way of Assignment. Whether or not the Portfolio receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Portfolio and the Lender selling such interests. When the Portfolio is an assignee, it may be required to pay a fee to, or forgo a portion of interest and any fees payable to it from, the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Portfolio based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Portfolio may deduct a portion of the interest and any fees payable to the Portfolio as an administrative fee prior to payment thereof to the Portfolio. The Portfolio may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Portfolio a portion of any fees that the Portfolio would otherwise be entitled to.

PREPAYMENTS. Pursuant to the relevant Loan Agreement, a Borrower may be required, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, the prepayment of and subsequent reinvestment by the Portfolio in Senior Loans could have a materially adverse impact on the yield on the Portfolio's investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

COMMITMENTS TO MAKE ADDITIONAL PAYMENTS. A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. The Portfolio currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. The Portfolio will not purchase interests in Senior Loans that would require the Portfolio to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Portfolio's total assets or would cause the Portfolio to fail to meet the diversification requirements set forth under the heading "Investment Restrictions" in the SAI.

BRIDGE FINANCING. The Portfolio may acquire interests in Senior Loans that are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower's use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

OTHER SECURITIES. The Portfolio will acquire warrants, equity securities and junior debt securities only as are incident to the purchase or intended purchase of interests in collateralized Senior Loans. The Portfolio generally will acquire interests in warrants, equity securities and junior debt securities only when the Adviser believes that the relative value being given by the Portfolio in exchange for such interests is substantially outweighed by the potential value of such instruments. Investment in warrants, equity securities and junior debt securities entail certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Portfolio to minimize fluctuations in its NAV. (See "Principal Risks")

DEFENSIVE INVESTMENT POLICY. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Portfolio may (but is not required to) invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities. The Portfolio may also lend its portfolio securities to other parties and may enter into repurchase and reverse repurchase agreements for securities, subject to certain restrictions. For further discussion of the Portfolio's investment objective and policies and its investment practices and the associated considerations, see "Other Investment Practices."

FUNDAMENTAL RESTRICTIONS AND POLICIES. Each of the Portfolio and the Fund has adopted certain fundamental investment restrictions and policies which may not be changed unless authorized by a shareholder vote. These are set forth in the SAI. Among these fundamental restrictions, the Portfolio and the Fund may not purchase any security if, as a result of the purchase, more than 25% of the Fund's or the Portfolio's total assets (taken at market value at the time of purchase) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction). However, the Fund may invest more than 25% of its total assets in securities the issuer of which is deemed to be in the financial services industry, which includes commercial banks, thrift institutions, insurance companies and finance companies. The Fund may not, however, invest more than 25% of its total assets in Senior Loans to Borrowers in the financial services industry and securities of other issuers in the financial services industry. There is no limitation with respect to obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Except for the fundamental restrictions and policies set forth as such in the SAI, the Portfolio's and the Fund's investment objective and policies are not fundamental policies and accordingly may be changed by the Board without obtaining the approval of shareholders.

                                 PRINCIPAL RISKS

You should consider the following Principal Risks before investing in the Fund. As described below, these risks could cause you to lose money as a result of investing in the Fund. The Fund and the Portfolio are both closed-end investment companies. The Fund is designed primarily for long-term investors and not as a trading vehicle.

NON-PAYMENT. Senior Loans, like other corporate debt obligations, are subject to the risk of nonpayment of scheduled interest or principal. Non-payment would result in a reduction of income to the Portfolio, a reduction in the value of the Senior Loan experiencing non-payment and a potential decrease in the NAV of the Portfolio. The Portfolio generally will invest in collateralized Senior Loans only if the Adviser believes the value of the collateral, which may include guarantees, exceeds the principal amount of the Senior Loan at the time of initial investment. However, there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most Borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for Borrowers that are highly leveraged. Many of the Senior Loans purchased by the Portfolio will be to highly leveraged Borrowers. If the Borrower's cash flow is insufficient to pay its debts as they come due, the Borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its Senior Loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") or negotiating a work out. In the event of bankruptcy of a Borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of the Borrower. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the Senior Loan. If a Borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code will impose an automatic stay that prohibits the Agent from liquidating collateral. The Agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the Borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the Lenders have a good security interest, the Senior Loan will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the Borrower and the various creditor classes. Successful negotiations may require the Lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

Some Senior Loans in which the Portfolio may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to current or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans, such as the Portfolio, including, under certain circumstances, invalidating such Senior Loans. Lenders commonly have certain obligations pursuant to the Loan Agreement, which may include the obligation to make additional loans or release collateral.

BELOW INVESTMENT GRADE SECURITIES. Securities rated below investment grade are commonly referred to as high-yield debt or "junk debt." They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in the prices of high-yield securities.

The secondary market in which high-yield securities are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell a high-yield Senior Loan, and could adversely affect the NAV of the Fund's shares. At times of less liquidity, it may be more difficult to value high-yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Investments in high-yield Senior Loans may result in greater NAV fluctuation than if the Portfolio did not make such investments.

There is no limit on the percentage of assets that may be invested in Senior Loans and other securities that are rated below investment grade or that are unrated but of comparable quality, although the Fund does not intend to invest more than 10% of its assets in Senior Loans rated below B- or B3 by S&P or Moody's (and unrated Senior Loans considered by the Adviser to be of comparable quality).

INTEREST RATE RISK. The Fund's NAV will usually change in response to interest rate fluctuations. When interest rates decline, the value of fixed-rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed- rate portfolio securities can be expected to decline. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Fund's portfolio will decline in value due to rising interest rates. However, the Fund will primarily invest in floating rate obligations, including Senior Loans, the rate on which periodically adjusts with changes in interest rates. Consequently, the Fund's exposure to fluctuations in interest rates will generally be limited until the time that the interest rate on the Senior Loans in its portfolio are reset.

To the extent that changes in market rates of interest are reflected not in a change to a base rate (such as LIBOR) but in a change in the spread over the base rate, which is payable on loans of the type and quality in which the Fund invests, the Fund's NAV could be adversely affected. This is because the value of a Senior Loan is partially a function of whether the Senior Loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan's value based on changes in the market spread on Senior Loans in the Fund's portfolio may be of longer duration.

SENIOR LOAN RISK. The risks associated with Senior Loans are similar to the risks of "junk" debt, although Senior Loans are typically senior and secured in contrast to below investment grade debt securities, which are often subordinated and unsecured. Senior Loans' higher standing in an issuer's capital structure has historically resulted in generally higher recoveries in the event of a corporate reorganization or other restructuring. In addition, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which are typically fixed rate.

The Fund's investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan's value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund's NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower's obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund may also invest in Senior Loans that are not secured.

RESTRICTIONS ON RESALE. Senior Loans may not be readily marketable and may be subject to restrictions on resale. Interests in Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active market may exist for many of the Senior Loans in which the Portfolio may invest. To the extent that a secondary market may exist for certain of the Senior Loans in which the Portfolio invests, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Portfolio has no limitation on the amount of its assets that may be invested in Senior Loans that are not readily marketable or are subject to restrictions on resale. Because a substantial portion of the Portfolio's assets will be invested in Senior Loan interests, the ability of the Portfolio to dispose of its investments in a timely fashion and at a fair price may be restricted, and the Portfolio and shareholders may suffer capital losses as a result. However, many of the Senior Loans in which the Portfolio expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which should, in the Adviser's opinion, enhance the relative liquidity of such interests. The risks associated with illiquidity are particularly acute in situations where the Portfolio's operations require cash, such as when the Fund makes a Repurchase Offer for its shares, and may result in borrowing to meet short-term cash requirements.

ONGOING MONITORING. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. The Portfolio normally will rely primarily on the Agent (where the Portfolio is a Primary Lender or owns an Assignment) or the selling Lender (where the Portfolio owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Portfolio usually will rely on the Agent (where the Portfolio is a Primary Lender or owns an Assignment) or the selling Lender (where the Portfolio owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Portfolio of any adverse change in the Borrower's financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Portfolio will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. The Adviser will also monitor these aspects of the Portfolio's investments and, where the Portfolio is a Primary Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

REPURCHASE OFFER RISKS. The Fund, as a fundamental policy, will make quarterly repurchases for 5% to 25% of shares outstanding at NAV. (See "Periodic Repurchase Offers" below for more information.) However, the Fund's shares are less liquid than shares of funds that trade on a stock exchange. Under limited circumstances, and only pursuant to specific regulatory requirements, the Fund may suspend or postpone a quarterly Repurchase Offer. There is no guarantee that shareholders will be able to sell all of their shares that they desire to sell in a quarterly Repurchase Offer.

CLOSED-END FUND RISKS. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. The Fund does not intend to list its shares for trading on any national securities exchange. There is not expected to be any secondary trading market in the shares and the shares should be considered illiquid. The shares are, therefore, not readily marketable. The shares of closed-end investment companies often trade at a discount from their NAVs and, in the unlikely event that a secondary market for the shares were to develop, the shares likewise may trade at a discount from NAV.

LEGISLATION; RESTRICTIONS. To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Portfolio may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for certain Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Portfolio to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Portfolio could consummate such a sale might be adversely affected.

FINANCIAL SERVICES INDUSTRY CONCENTRATION. The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments such firms can make, and the interest rates and fees they can charge.

Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into the securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking have been repealed.

INVESTMENTS IN NON-U.S. ISSUERS. The Portfolio's investments in non-U.S. issuers may involve special risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Portfolio invests a significant portion of its non-U.S. investment in one region or in the securities of emerging market issuers. These risks may include:

      o less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory requirements;

      o many non-U.S. markets are smaller, less liquid and more volatile and in a changing market, the Adviser may not be able to sell the Portfolio's portfolio securities at times, in amounts and at prices it considers reasonable;

      o the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; and

      o withholdings and other non-U.S. taxes may decrease the Portfolio's return.

Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political climates in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

INVESTMENTS IN EQUITY SECURITIES. To the extent the Portfolio invests in equity securities, the value of its portfolio will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates, or changing investor sentiment. The stock market can be volatile and stock prices can fluctuate drastically from day-to-day. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. This market risk will affect the Fund's NAV, which will fluctuate as the value of the securities held by the Portfolio changes. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

PREPAYMENT RISK. Borrowers may pay back principal before the scheduled due date. Borrowers may find it advantageous to prepay principal due to a decline in interest rates or an excess in cash flow. Such prepayments may require the Portfolio to replace a Senior Loan with a lower-yielding security. This may adversely affect the distributions on the Fund's shares.

LIMITED INFORMATION. The types of Senior Loans in which the Portfolio will invest historically have not been rated by a nationally recognized statistical rating organization, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Portfolio will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Portfolio and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

NON-DIVERSIFICATION. The Portfolio has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it will be able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or Participations purchased from a single Lender. (See "Investment Restrictions" in the SAI) The Portfolio does not intend, however, to invest more than 5% of the value of its assets in interests in Senior Loans of a single Borrower, and the Portfolio intends to limit its investments so as to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a "regulated investment company." To the extent the Portfolio invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Portfolio will be more susceptible than a more widely diversified investment company to the consequences of any single corporate, economic, political or regulatory occurrence.

OTHER PRACTICES. The Portfolio may use various other investment practices that involve special considerations, including entering into when-issued and delayed-delivery transactions, engaging in interest rate and other hedging transactions, lending its portfolio securities and entering into repurchase and reverse repurchase agreements. For further discussion of these practices and associated special considerations, see "Other Investment Practices."

AFFILIATION RISK. Due to Highland's affiliation with Heritage Bank, the Fund may be unable to purchase certain Senior Loans in which Heritage Bank participates (as Agent or Lender or buyer or seller in the secondary market), because of regulatory restrictions. Highland does not believe that this will have a material effect on the Fund's ability to acquire Senior Loans consistent with its investment policies.

                           OTHER INVESTMENT PRACTICES

The Adviser may use some or all of the following investment practices when, in its opinion, their use is appropriate. These investment practices involve certain special risk considerations.

Although the Adviser believes that these investment practices may further the Portfolio's investment objective, no assurance can be given that the utilization of these investment practices will achieve that result.

STRUCTURED NOTES. The Portfolio may invest up to 5% of its total assets in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced loan could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans for purposes of the Portfolio's policy of normally investing at least 80% of its assets (plus any borrowings for investment purposes) in Senior Loans.


BORROWING. The Portfolio is authorized to borrow money for the purpose of obtaining short-term liquidity in connection with Repurchase Offers for Fund shares and for temporary, extraordinary or emergency purposes. The Portfolio may enter into an agreement with a financial institution providing for an unsecured discretionary credit facility, the proceeds of which may be used to finance, in part, repurchases. (See "Periodic Repurchase Offers.") Under the requirements of the 1940 Act, the Portfolio, immediately after any such borrowings, must have an asset coverage of at least 300%. Asset coverage is the ratio which the value of the total assets of the Portfolio, less all liabilities and indebtedness not represented by senior securities (as that term is defined in the 1940 Act), bears to the aggregate amount of any such borrowings by the Portfolio. The rights of any lenders to the Portfolio to receive payments of interest on and repayments of principal of borrowings will be senior to those of shareholders, and the terms of any borrowings may contain provisions which limit certain activities of the Portfolio, including the payment of dividends to shareholders in certain circumstances. Further, the terms of any such borrowings may, and the provisions of the 1940 Act do (in certain circumstances), grant lenders certain voting rights in the event of default in the payment of interest or repayment of principal. In the event that such provisions would impair the Portfolio's status as a regulated investment company, the Portfolio, subject to its ability to liquidate its relatively illiquid investments, intends to repay the borrowings. Interest payments and fees incurred in connection with any borrowings will reduce the amount of net income available for payment to shareholders.

INTEREST RATE SWAPS AND OTHER HEDGING TRANSACTIONS. The Portfolio may, but is not obligated to, enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives with many different uses. The Portfolio expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate Senior Loans the Portfolio owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the investment portfolio. In addition, the Portfolio may also engage in hedging transactions, including entering into put and call options, to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Portfolio would employ any hedging and risk management techniques. The Portfolio will not engage in any of these transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Portfolio. The Portfolio will incur brokerage and other costs in connection with its hedging transactions.

The Portfolio may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Portfolio with another party of their respective obligations to pay or receive interest (I.E., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments). For example, the Portfolio may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Portfolio could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Portfolio would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The notional principal amount for interest rate caps and floors is the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs. The Portfolio will not enter into swaps, caps or floors, if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Portfolio.

In circumstances in which the Adviser anticipates that interest rates will decline, the Portfolio might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Portfolio would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Portfolio purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Portfolio's counterparty would pay the Portfolio amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Portfolio would receive with respect to floating rate portfolio assets being hedged.

The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of Senior Loans. The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Adviser believes that use of the hedging and risk management techniques described above will benefit the Portfolio, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such transaction. For example, if the Portfolio had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Portfolio believe such obligations do not constitute senior securities. The Portfolio will usually enter into interest rate swaps on a net basis (i.e., where the two parties make net payments with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained. If the Portfolio enters into a swap on other than a net basis, the Portfolio will maintain the full amount of its obligations under each such swap. Accordingly, the Portfolio does not treat swaps as senior securities. The Portfolio may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the NYSE or other entities determined to be creditworthy by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board. If a default occurs by the other party to such transactions, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and are less liquid than swaps. There can be no assurance, however, that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

New financial products continue to be developed and the Portfolio may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

"WHEN-ISSUED" AND "DELAYED-DELIVERY" TRANSACTIONS. The Portfolio may also purchase and sell interests in Senior Loans and other portfolio securities on a "when-issued" and "delayed-delivery" basis. No income accrues to the Portfolio on such Senior Loans in connection with such purchase transactions prior to the date the Portfolio actually takes delivery of such Senior Loans. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such Senior Loans when delivery occurs may be higher or lower than yields on the Senior Loans obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase such Senior Loans on such basis only with the intention of actually acquiring these Senior Loans, but the Portfolio may sell such Senior Loans prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engages in "when-issued" and "delayed-delivery" transactions, it will do so for the purpose of acquiring Senior Loans for its investment portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the

Portfolio's assets that may be used to acquire securities on a "when-issued" or "delayed-delivery" basis.

REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. When participating in repurchase agreements, the Portfolio buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Portfolio to earn a return on available liquid assets at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Portfolio to the counterparty. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the counterparty. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of the Portfolio is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Portfolio's assets that may be used to participate in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Portfolio. A reverse repurchase agreement is an instrument under which the Portfolio may sell an underlying debt security and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Portfolio at an agreed-upon price on an agreed-upon date. The Portfolio will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Portfolio receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. SEC regulations require either that securities sold by the Portfolio under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Portfolio's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Portfolio under a reverse repurchase agreement could decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Portfolio and as such would be subject to the restrictions on borrowing described in the SAI under "Investment Restrictions." The Portfolio will not hold more than 5% of the value of its total assets in reverse repurchase agreements as of the time the agreement is entered into.

                                   MANAGEMENT

BOARD OF TRUSTEES AND INVESTMENT ADVISER. The Board of Trustees of the Fund has overall management responsibility for the Fund; the Board of Managers of the Portfolio has overall management responsibility for the Portfolio. See "Management" in the SAI for the names of and other information about the Trustees and officers of the Fund. Since the Fund and the

Portfolio have the same Board members, they have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Fund and the Portfolio.

On April 15, 2004, Highland Capital Management, L.P., 13455 Noel Road, Suite 1300, Dallas, Texas 75240, began serving as the investment adviser to the Portfolio, and assumed overall responsibility for the management of the Fund. The Fund and the Adviser have entered into an Advisory Agreement pursuant to which the Adviser is responsible for the selection and ongoing monitoring of the Fund's investment portfolio. The Adviser provides the Fund with the personnel necessary to administer the Fund. The agreement with the Adviser can be terminated on 60 days' written notice. Organized in March 1993, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of November 30, 2004, the Adviser managed approximately $10.8 billion in debt securities on behalf of institutional investors and retail clients around the world. The Adviser is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. R. Joseph Dougherty and Mark Okada are the Fund's principal portfolio managers. Prior to April 15, 2004, Columbia Management Advisors, Inc. served as the Fund's investment adviser.

FEES AND EXPENSES. The Adviser provides administrative services to the Fund and the Portfolio and portfolio management services to the Portfolio. Highland is entitled to receive a monthly administrative fee from the Fund, computed and accrued daily, at an annual rate of 0.20% of average net assets and a monthly management fee from the Portfolio, computed and accrued daily, at an annual rate of 0.45% of the Portfolio's average net assets for the first $1 billion, 0.40% of average net assets of the Portfolio for the next $1 billion and 0.35% of average net assets of the Portfolio for over $2 billion. However, the Adviser may waive a portion of its fees.

The Adviser provides office space and executive and other personnel to the Fund and bears any sales or promotional expenses. The Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges, securities registration and custodian fees.

PORTFOLIO MANAGERS. The Portfolio's portfolio is managed by a portfolio management team. The members of the team who are primarily responsible for the day-to-day management of the Fund's portfolio are Messrs. Okada and Dougherty.

Mr. Okada has been Executive Vice President of the Adviser since March 1993and is Executive Vice President of Prospect Street(R) High Income Portfolio Inc. ("PHY") and Prospect Street(R) Income Shares Inc. ("CNN"). From July 1990 to March 1993, Mr. Okada was Manager-Fixed Income for Protective Asset Management Company, where his responsibilities included management and administration of approximately $1.3 billion in bank loan purchases, credit evaluation of fixed-income assets and quantitative analysis for special projects. Prior to July 1990, Mr. Okada was employed by Hibernia National Bank, where he most recently served as Vice President and Section Head of the Capital Markets Group and was responsible for a portfolio of $1 billion in highly leveraged transactions. Prior thereto, he was a management trainee for Mitsui Manufacturers Bank. Mr. Okada graduated with honors from UCLA with a B.S. in Economics and a B.S. in Psychology in 1984. Mr. Okada is a Chartered Financial Analyst, and is a member of the Dallas Society of Security Analysts.

Mr. Dougherty is a Portfolio Manager at the Adviser and heads the Adviser's retail funds effort. In this capacity, Mr. Dougherty oversees investment decisions for the retail funds, alongside several other portfolio managers, and manages the team dedicated to their day-to-day administration. He also serves as a Director, Chairman and Senior Vice President of PHY and CNN. Prior to his current duties, Mr. Dougherty served as Portfolio Analyst for the Adviser from 1998 to 1999. As a Portfolio Analyst, Mr. Dougherty also helped follow companies within the chemical, retail, supermarket and restaurant sectors. Prior to joining the Adviser, Mr. Dougherty served as an Investment Analyst with Sandera Capital Management from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel from 1994 to 1996 and a Senior Accountant at Deloitte and Touche, LLP from 1992 to 1994. He received a BS in Accounting from Villanova University and an MBA from Southern Methodist University. Mr. Dougherty is a Chartered Financial Analyst and a Certified Public Accountant.


LEGAL PROCEEDINGS. Columbia, Columbia Funds Distributor, Inc. ("CFD"), certain of their affiliates and the Fund (collectively, "the Columbia Group"), have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues.

On February 24, 2004, the SEC filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and CFD, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and CFD alleging that Columbia and CFD had violated certain New York anti-fraud statutes. On March 15, 2004, Columbia and CFD entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. In a separate agreement with the NYAG, the Columbia Group and its affiliate Bank of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Fund.

In connection with the events described in detail above, various parties have filed suit against certain funds (including the Fund), their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia fund and affiliated entities and the Fund have been named as defendants in several derivative actions under various sections of the 1940 Act, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds and the Fund have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, and that the likelihood they will have a material adverse impact on the Fund is remote.

TRANSFER AGENT. PFPC Inc. (the "Transfer Agent"), 760 Moore Road, King of Prussia, Pennsylvania 19406, is the agent of the Fund for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. Under a separate agreement, the Transfer Agent also provides certain fund accounting services to the Fund. Prior to October 18, 2004, Columbia Fund Services, Inc. provided transfer agency services to the Fund.

DISTRIBUTOR. Fund shares are offered for sale through PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406.

ADMINISTRATOR. Highland also serves as the Fund's administrator, providing oversight and monitoring services. Pursuant to a sub-administration agreement with PFPC Inc. (the "Sub-Administrator"), the Sub-Administrator prepares and performs regulatory filings, assists with meetings of the Fund's Board of Trustees (the "Board"), and coordination of service provider relationships, and provides other administrative services.

CUSTODIAN. PFPC Trust Company (the "Custodian"), 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, is the custodian of the Fund and the Portfolio. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities and other investments bought and sold.

                                HOW TO BUY SHARES

The Fund is engaged in a continuous public offering of its shares at the next determined net asset value per share without a sales charge. Shares may be purchased through the Distributor. The Fund does not intend to list the shares on any national securities exchange. The USA Patriot Act may require the Fund, an authorized broker or a broker's authorized designee to obtain certain personal information from you, which will be used to verify your identity. If you do not provide the information, it may not be possible to open your account. If the Fund, authorized broker or authorized designee is unable to verify your customer information, it reserves the right to close your account or to take such other steps as it deems reasonable.

You may purchase shares by check, by wire or electronic transfer. The initial purchase minimum per Fund account is $250,000. Subsequent purchases must be at least $10,000. If you wish to purchase shares to be held by a tax-sheltered retirement plan sponsored by Highland, you must obtain special forms for those plans. (See "Shareholder Services").

BY CHECK. To make an initial purchase of shares by check, please complete and sign the application and mail it, together with a check made payable to Highland Institutional Floating Rate Income Fund, to PFPC Inc. at P.O. Box 9840, Providence, RI 02940-8040. You may make subsequent investments by submitting a check along with either the stub from your Fund account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Money orders and credit card convenience checks will not be accepted for purchases into your account. Each individual check submitted for subsequent purchases must be at least $10,000, and the Fund generally will not accept cash, drafts, third or fourth party checks, or checks drawn on banks outside the United States. Should an order to purchase shares of the Fund be cancelled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.

BY WIRE. You may also pay for shares by instructing your bank to wire federal funds (monies of member banks within the Federal Reserve System) to the Fund at PNC Bank, N.A., Philadelphia, Pennsylvania. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first call 1-877-665-1287 to request an account number and furnish your Social Security or other tax identification number. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

PNC Bank, N.A.
Philadelphia, PA
ABA Routing No. 031000053
FFC To: 8615597735
Highland Funds
Attention:
Account of (exact name(s) in registration)
Shareholder Account No.

BY ELECTRONIC TRANSFER. You may also make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request by calling 1-877-665-1287 or at prescheduled intervals. Electronic transfer purchases are subject to a $500 minimum and a $100,000 maximum. You may not open a new account through electronic transfer. Should an order to purchase Fund shares be cancelled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by the Fund.

CONDITIONS OF PURCHASE. Each purchase order for the Fund must be accepted by an authorized officer of the Fund or its authorized agent or designee and is not binding until accepted and entered on the books of the Fund. Once your purchase order has been accepted, you may not cancel or revoke it. The Fund reserves the right not to accept any purchase order that it determines not to be in the best interests of the Fund and its shareholders. The Fund also reserves the right to waive or lower its investment minimums for any reason. The Fund does not issue certificates for shares.

The Fund will describe the Repurchase Offer policy in its annual report to shareholders. The annual report will also disclose the number of Repurchase Offers conducted each year, the amount of each Repurchase Offer, and the extent to which the Fund repurchased shares in an oversubscribed Repurchase Offer.

TAX-SHELTERED RETIREMENT PLANS. Booklets describing the following programs and special forms necessary for establishing them are available on request:

      Prototype Money Purchase Pension and Profit Sharing Plans for self-employed individuals, partnerships and corporations.

      Simplified Employee Pension Plans permitting employers to provide retirement benefits to their employees by utilizing IRAs while minimizing administration and reporting requirements.

The purchase of shares of the Fund may be limited by the plans' provisions and does not itself establish such plans. The minimum initial investment in connection with a tax-sheltered retirement plan is $250,000.

Shareholders considering establishing a retirement plan or purchasing Fund shares in connection with a retirement plan should consult with their attorney or tax advisor with respect to plan requirements and tax aspects pertaining to the shareholder.

Retirement plan investors should be aware of the following features of the Fund that may impact their decision as to whether the Fund is an appropriate investment for the retirement plan. Fund shares are not liquid. Unlike open-end fund shares, Fund shares are not redeemable on each day that the Fund is open for business, and unlike traditional closed-end fund shares, Fund shares are not traded on any exchange and thus cannot readily be sold. Although the Fund has adopted policies to provide periodic Repurchase Offers, these Repurchase Offers may not provide shareholders with the degree of liquidity they desire or may require. Additionally, even during a Repurchase Offer a shareholder may not be able to have all of the shares it wishes to have repurchased by the Fund. If the number of shares offered for repurchase by all shareholders exceeds the repurchase amount authorized by the Board, the Fund may not be able to repurchase all shares submitted and thus may repurchase shares on a pro rata basis. These features could result in a retirement plan not being able to comply with mandatory distribution requirements. Accordingly, retirement plan investors may wish to limit the percentage of plan assets that are invested in the Fund. The Fund does not monitor retirement plan requirements for an investor. Please consult your legal, tax or retirement plan specialist before choosing a retirement plan or electing to invest in the Fund through a retirement plan. Your investment adviser can help you make investment decisions for your plan.

                           PERIODIC REPURCHASE OFFERS

The Board has adopted share repurchase policies as fundamental policies. These policies, which may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), provide that each calendar quarter, the Fund intends to make a Repurchase Offer to repurchase a portion of the outstanding shares from shareholders who request repurchases. The price of the repurchases of shares normally will be the NAV per share determined as of the close of regular trading on the NYSE on the date the Repurchase Offer ends or within a maximum of 14 days after the Repurchase Offer ends as described below.

REPURCHASE PROCEDURE. At the beginning of each Repurchase Offer, shareholders will be notified in writing about the Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The time between the notification of the shareholders and the Repurchase Request Deadline may vary from no more than six weeks to no less than three weeks. For each Repurchase Offer, it is anticipated that each Repurchase Request Deadline will be on or about the 15th day in each of the months of March, June, September and December, or, if the 15th day is not a business day, the next business day. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. It is anticipated that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline, and if so, the Repurchase Request Deadline will be set for a time no later than the close of regular trading on the NYSE on such date. The Fund has determined that the Repurchase Pricing Date may occur no later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.

The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act and other pertinent laws. Shares offered for repurchase by shareholders by any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders in cash prior to the Repurchase Payment Deadline.

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Portfolio to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales may result in untimely sales of Senior Loans and a higher expense ratio and may limit the ability of the Fund to participate in new investment opportunities. The Fund may borrow to meet repurchase obligations, which entails certain risks and costs. (See "Borrowing") The Fund may also sell Senior Loans to meet repurchase obligations which, in certain circumstances, may adversely affect the market for Senior Loans and reduce the Fund's value.

REPURCHASE AMOUNTS. The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a given Repurchase Request Deadline. However, the Repurchase Offer Amount will be at least 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders offer for repurchase more than the Repurchase Offer Amount for a given Repurchase Offer, the Fund may repurchase an additional amount of shares of up to 2% of the shares outstanding on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if the Fund determines to repurchase the additional 2% of the shares outstanding, but Fund shareholders offer shares for repurchase in excess of that amount, the Fund will repurchase the shares on a pro rata basis. The Fund may, however, accept all shares offered for repurchase by shareholders who own less than 100 shares and who offer all their shares, before accepting on a pro rata basis shares offered by other shareholders. In the event there is an oversubscription of a Repurchase Offer, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during the Repurchase Offer.

NOTICES TO SHAREHOLDERS. Notice of each quarterly Repurchase Offer (and any additional discretionary repurchase offers) will be given to each beneficial owner of shares between 21 and 42 days before each Repurchase Request Deadline. The notice will contain information shareholders should consider in deciding whether or not to offer their shares for repurchase. The notice will also include detailed instructions on how to offer shares for repurchase. The notice will state the Repurchase Offer Amount. The notice will also identify the dates of the Repurchase Request Deadline, scheduled Repurchase Pricing Date, and scheduled Repurchase Payment Deadline. The notice will describe the risk of fluctuation in the NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, if such dates do not coincide, and the possibility that the Fund may use an earlier Repurchase Pricing Date than the scheduled Repurchase Pricing Date (if the scheduled Repurchase Pricing Date is not the Repurchase Request Deadline). The notice will describe (i) the procedures for shareholders to offer their shares for repurchase, (ii) the procedures for the Fund to repurchase shares on a pro rata basis, (iii) the circumstances in which the Fund may suspend or postpone a Repurchase Offer, and (iv) the procedures that will enable shareholders to withdraw or modify their offers of shares for repurchase until the Repurchase Request Deadline. The notice will set forth the NAV of the shares to be repurchased no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

REPURCHASE PRICE. The current NAV of the shares is computed daily. The Board has determined that the time at which the NAV will be computed will be as of the close of regular trading on the NYSE. You may call 1-877-665-1287 to learn the NAV per share. The notice of the Repurchase Offer will also provide information concerning the NAV per share, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the Repurchase Offer.

SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund may suspend or postpone a Repurchase Offer only: (a) if making or effecting the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

LIQUIDITY REQUIREMENTS. The Fund and the Portfolio must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund and the Portfolio will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund or the Portfolio, as applicable, has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

The Board of the Portfolio has adopted procedures that are reasonably designed to ensure that the assets are sufficiently liquid so that the Fund and the Portfolio can comply with the Repurchase Offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund or the Portfolio falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

                                 NET ASSET VALUE

The purchase or redemption price of Fund shares is generally the NAV per share. The Fund determines the NAV of its shares as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) by dividing the difference between the values of its assets less its liabilities by the number of shares outstanding. NAV will not be determined on days when the NYSE is closed unless, in the judgment of the Board, the NAV should be determined on any such day, in which case the determination will be made at 4:00 p.m., Eastern time.

The value of the Fund's assets is based on the current market value of its investments. For securities with readily available market quotations, the Fund uses those quotations for pricing. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices from principal market maters. Securities without a sale price or bid and ask quotations on the valuation day will be priced by an independent pricing service. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market price is determined and calculation of the Fund's net asset value), such securities are valued at their fair value, as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect the affected portfolio securities' value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security.

                         DISTRIBUTIONS AND INCOME TAXES

DISTRIBUTIONS. Income dividends, if any, are declared each business day, and paid monthly. Capital gains, if any, are distributed at least annually, usually in December. Shares accrue dividends as long as they are issued and outstanding (i.e., from the date NAV is determined for the purchase order to the Redemption Pricing Date of the Repurchase Offer in which the shares are accepted for repurchase by the Fund).

Dividend payments are not guaranteed and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return.

If you do not indicate on your application your preferences for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund. You can choose one of the following options for distributions when you open your account: (1) reinvest all distributions in additional shares of the Fund; (2) receive dividends in cash and reinvest capital gains; or (3) receive all distributions in cash. Distributions of $10 or less will automatically be reinvested in additional shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares.

The Fund is authorized to borrow money subject to certain restrictions. (See "Other Investment Practices") Under the 1940 Act, the Fund may not declare any dividend or other distribution on its shares unless the Fund has, at the time of declaration, asset coverage of at least 300% of its aggregate indebtedness, after deducting the amount of the distribution. This limitation may impair the Fund's ability to maintain its qualification for taxation as a regulated investment company.

INCOME TAXES. The Fund intends to satisfy those requirements relating to the sources of its income, the distribution of its income, and the diversification of its assets necessary to qualify for the special tax treatment afforded to regulated investment companies under the Code and thereby be relieved of federal income or excise taxes to the extent that it distributes its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code. For a detailed discussion of tax issues pertaining to the Fund, see "Additional Income Tax Considerations" in the SAI.

Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November or December the prior calendar year is deemed paid on December 31 in the prior calendar year.


You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains, unless such dividends are "qualified dividend income" (as defined in the Code) eligible for a reduced rate of tax. The Fund expects that none of its dividends will qualify for treatment as "qualified dividend income." Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.


You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.


Income received by the Portfolio with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not expected that the Fund will be eligible to "pass through" to its investors any such foreign taxes that are allocable to the Fund, and accordingly, it is not expected that you will be entitled to claim a deduction or credit on account of any such foreign taxes when computing your federal income tax liability.

If you are neither a resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies; provided, however, that for taxable years of the Fund beginning after December 31, 2004, but not beginning after December 31, 2007, your interest-related dividends and short-term capital gain dividends from the Fund generally will not be subject to such U.S. withholding tax if the Fund receives prescribed certifications from you as to your non-U.S. status.


If you offer all of your shares for repurchase pursuant to a Repurchase Offer (and you do not own any other shares pursuant to attribution rules contained in the Code), you may realize a taxable gain or loss depending upon your basis in the shares. Such gain or loss realized on the disposition of shares (whether pursuant to a Repurchase Offer or in connection with a sale or other taxable disposition of shares in a secondary market) generally will be treated as long-term capital gain or loss if the shares have been held as a capital asset for more than one year and as short-term capital gain or loss if held as a capital asset for one year or less. If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term instead of short-term capital loss to the extent of any capital gain distributions received on those shares. All or a portion of any loss realized on a sale or exchange of shares of the Fund will be disallowed if you acquire other Fund shares within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Different tax consequences may apply to shareholders whose shares are repurchased (other than shareholders who offer all of their shares for repurchase as described in the previous paragraph) and to shareholders who do not offer their shares for repurchase in connection with the Repurchase Offer. For example, if a shareholder offers for repurchase fewer than all his or her shares, the proceeds received could be treated as a taxable dividend, a return of capital, or capital gain depending on the portion of shares repurchased, the Fund's earnings and profits, and the shareholder's basis in the repurchased shares. Moreover, when fewer than all shares owned by a shareholder are repurchased pursuant to a Repurchase Offer, there is a remote possibility that shareholders whose shares are not repurchased may be considered to have received a deemed distribution that is taxable to them in whole or in part. You may wish to consult your tax advisor prior to offering your shares for repurchase.

BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax ("backup withholding") from certain payments to a shareholder, generally distribution payments and redemption proceeds. Backup withholding may be required if:

o the shareholder fails to furnish its properly certified Social Security or other tax identification number;


o the shareholder fails to certify that its tax identification number is correct, that it is not subject to backup withholding due to the underreporting of certain income or that it is a United States person;

o the Internal Revenue Service ("IRS") informs the Fund that the shareholder's tax identification number is incorrect; or

o the shareholder otherwise fails to establish an exemption from backup withholding.


These certifications are contained in the application that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal and state tax consequences of purchasing, holding and disposing of shares, as well as the effects of other state, local and foreign tax laws and any proposed tax law changes.

                     ORGANIZATION AND DESCRIPTION OF SHARES

The Fund is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated August 13, 1998, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Fund's shareholders or its Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust such as the Fund could, in some circumstances, be held personally liable for unsatisfied obligations of the Trust. However, the Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against the Fund shall look only to its assets for payment under such credit, contract or claim, and that the shareholders, Trustees and officers of the Fund shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of the Fund. Further, the Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the Fund was unable to meet its obligations.

The shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the shares.

DIVIDENDS, VOTING AND LIQUIDATION RIGHTS. Each common share of beneficial interest of the Fund has one vote. All shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights. Fund shares do not have cumulative voting rights and, as such, holders of more than 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Fund does not intend to hold annual meetings of shareholders.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST. The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. In addition, in the event a secondary market were to develop in the shares, such provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices.

The Declaration of Trust requires the favorable vote of the holders of not less than three-fourths of the outstanding shares then entitled to vote to authorize certain transactions, unless at least three-fourths of the members of the Board then in office and at least three-fourths of the Independent Trustees who have acted in such capacities for at least 12 months authorize such transaction and then only a vote of the majority of the holders of the outstanding shares then entitled to vote is required.

The Board has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

STATUS OF SHARES. The Board of Trustees may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.


As of November 30, 2004, the following shares of the Fund were outstanding:

                                                                                              (4)
                                        (2)                        (3)                AMOUNT OUTSTANDING
            (1)                       AMOUNT               AMOUNT HELD BY FUND        EXCLUSIVE OF AMOUNT
      TITLE OF CLASS                AUTHORIZED             OR FOR ITS ACCOUNT           SHOWN UNDER (3)
-------------------------------------------------------------------------------------------------------------
       Common Shares                 Unlimited                      0                     6,690,775.639

               MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

The Fund seeks to achieve its objective by investing all of its assets in another closed-end fund having an investment objective identical to that of the Fund. The initial shareholder of the Fund approved this policy of permitting the Fund to act as a feeder fund by investing in the Portfolio. Please refer to "Investment Objective and Policies" for a description of the investment objectives, policies, and restrictions of the Portfolio. The management and expenses of both the Fund and the Portfolio are described under "Fund Expenses" and "Management--Fees and Expenses." The Fund bears its proportionate share of Portfolio expenses.

The common investment objective of the Fund and the Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to the Fund's shareholders. The fundamental policies of the Fund, and the corresponding fundamental policies of the Portfolio, can be changed only with shareholder approval.

If the Fund, as a Portfolio investor, is requested to vote on a proposed change in a fundamental policy of the Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from the Fund's shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by the Fund's shareholders will receive a majority of votes cast by all Portfolio investors. If other investors hold a majority interest in the Portfolio, they could have voting control over the Portfolio.

In the event that the Portfolio's fundamental policies were changed so as to be inconsistent with those of the Fund, the Board of the Fund would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment adviser. Any of these actions would require the approval of the Fund's shareholders. The Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of the Fund's assets could result in a distribution in kind of Senior Loans (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such Senior Loans to cash. In addition, a distribution in kind could result in a less diversified portfolio of the Fund and could affect the liquidity of the Fund.

The Portfolio may permit other investment companies and/or other institutional investors to invest, but members of the general public may not invest directly in the Portfolio. Other investors in the Portfolio are not required to sell their shares at the same public offering price as the Fund, could incur different administrative fees and expenses than the Fund, and their shares might be sold with a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in the Portfolio. Investment by such other investors in the Portfolio would provide funds for the purchase of additional Senior Loans and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in the Portfolio could result in untimely liquidations of the Portfolio's Senior Loans, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, the Portfolio's Senior Loans may become less diverse, resulting in increased risk.

Information regarding any other investors in the Portfolio may be obtained by writing to Highland Capital Management, L.P., 13455 Noel Road, Suite 1300, Dallas, Texas 75240, or by calling 1-877-665-1287. The Adviser may provide administrative or other services to one or more such investors.

                               SHAREHOLDER REPORTS

The Fund will send semiannual and annual reports to shareholders. The annual report includes financial statements audited by the Fund's independent registered public accounting firm.

The Fund will provide shareholders with information necessary to prepare federal and state tax returns shortly after the end of the calendar year.

                              FINANCIAL STATEMENTS

The Fund will furnish without charge, when available, copies of its Annual Report and any subsequent Semi-Annual Report to shareholders upon request to the Fund, 13455 Noel Road, Suite 1300, Dallas, Texas, 75240, or by telephone toll-free at 1-877-665-1287.

                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
The Fund ......................................................................2
Investment Policies ...........................................................2
Portfolio Investments and Strategies ..........................................3
Investment Restrictions .......................................................7
Repurchase Offer Fundamental Policy ...........................................9
Management ...................................................................10
Financial Statements .........................................................16
Control Persons and Principal Shareholders ...................................16
Investment Advisory and Other Services .......................................17
Distributor ..................................................................18
Transfer Agent ...............................................................18
Custodian ....................................................................18
Independent Registered Public Accounting Firm ................................18
Portfolio Transactions .......................................................19
Additional Income Tax Considerations .........................................19
Appendix -- Ratings Categories ...............................................21

                        Highland Capital Management, L.P.
                                 13455 Noel Road
                                   Suite 1300
                                Dallas, TX 75240
                                 1-800-345-6611
                                  www.hcmlp.com

                             PFPC Distributors, Inc.

                               [GRAPHIC OMITTED]

            STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 1, 2005

                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

                13455 Noel Road, Suite 1300, Dallas, Texas 75240
                                 1-877-665-1287

      This Statement of Additional Information ("SAI") is not a prospectus but provides additional information that should be read in conjunction with the Fund's Prospectus dated January 1, 2005, and any supplements thereto. A Prospectus may be obtained at no charge by telephoning 1-877-665-1287. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
The Fund ......................................................................2

Investment Policies ...........................................................2

Portfolio Investments and Strategies ..........................................3

Investment Restrictions .......................................................7

Repurchase Offer Fundamental Policy ...........................................9

Management ...................................................................10

Financial Statements .........................................................16

Control Persons and Principal Shareholders ...................................16

Investment Advisory and Other Services .......................................17

Distributor ..................................................................18

Transfer Agent ...............................................................18

Custodian ....................................................................18

Independent Registered Public Accounting Firm ................................18

Portfolio Transactions .......................................................19

Additional Income Tax Considerations .........................................19

Appendix -- Ratings Categories ...............................................21

761-01/632Q-1203

                                    THE FUND

      Highland Institutional Floating Rate Income Fund (the "Fund") is a non-diversified, closed-end management investment company. The Fund is engaged in a continuous public offering of its shares at the next determined net asset value ("NAV") per share without a sales charge. The Fund makes Repurchase Offers on a quarterly basis to repurchase between 5% and 25% of its outstanding shares at the then current net asset value of the shares. On November 4, 1998, the Fund's name was changed from Stein Roe Institutional Floating Rate Income Trust to Stein Roe Institutional Floating Rate Income Fund. On October 18, 1999, the Fund's name was changed from Stein Roe Institutional Floating Rate Income Fund to Liberty-Stein Roe Institutional Floating Rate Income Fund. On October 13, 2003, the Fund's name was changed from Liberty-Stein Roe Institutional Floating Rate Income Fund to Columbia Institutional Floating Rate Income Fund. On October 18, 2004, the Fund's name was changed to its current name.

      Highland Capital Management, L.P. ("Highland" or the "Adviser") provides investment advisory and administrative services to the Fund.

      SPECIAL CONSIDERATIONS REGARDING MASTER FUND/FEEDER FUND STRUCTURE. Rather than invest in securities directly, the Fund seeks to achieve its objective by pooling its assets with those of other investment companies for investment in Highland Floating Rate Limited Liability Company (the "Portfolio"), which has the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. For more information, please refer to the Prospectus under the caption "Master Fund/Feeder Fund: Structure and Risk Factors." The Fund's investment experience will correspond directly to the investment experience of the Portfolio.

                               INVESTMENT POLICIES

      The following information supplements the discussion of the investment objective and policies of the Fund and of the Portfolio described in the Prospectus. In pursuing its objective, the Fund and the Portfolio will invest as described below and may employ the investment techniques described in the Prospectus and elsewhere in this SAI. The investment objective of the Fund and of the Portfolio is a non-fundamental policy and may be changed by the Board of Trustees of the Fund or the Board of Managers of the Portfolio, as applicable, without the approval of a "majority of the outstanding voting securities" of the Fund or Portfolio, as applicable. A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.

      The investment objective of the Fund and of the Portfolio is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of the Portfolio's net assets (plus any borrowings for investment purposes) in interests in Senior Loans of domestic or foreign Borrowers (so long as Senior Loans to such foreign Borrowers are U.S. dollar denominated and payments of interest and repayments of principal pursuant to such Senior Loans are required to be made in U.S. dollars) that operate in a variety of industries and geographic regions. Although most Senior Loans are secured, the Portfolio may invest up to 20% of its total assets in interests in Senior Loans that are not secured by any collateral and in other permitted investments (as described below).

      In addition, during normal market conditions, the Portfolio may invest up to 20% of its total assets (including assets maintained by the Portfolio as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less and (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Portfolio's investments in Senior Loans. Such high quality, short-term securities may include commercial paper rated at least BBB, A-3 or higher by Standard & Poor's Ratings Group ("S&P") or Baa, P-3 or higher by Moody's Investors Service, Inc. ("Moodys") (or if unrated, determined by the Adviser to be of comparable quality), interests in short-term loans and short-term loan participations of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such rating categories (or, if having no such rating, determined by the Adviser to be of comparable quality), certificates of deposit and bankers' acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates. For more information, please refer to the Prospectus under the caption "Investment Objective and Policies."

                      PORTFOLIO INVESTMENTS AND STRATEGIES

      The following sets forth information about the investment policies of the Fund and the Portfolio and the types of securities the Portfolio may buy. Please read this information together with information in the Prospectus under the caption "How the Fund or Portfolio Invests."

SENIOR LOANS. Senior Loans generally are arranged through private negotiations between a Borrower and the Lenders represented in each case by one or more Agents of the several Lenders. Senior Loans in which the Portfolio will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Portfolio's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans. As a result of anticipated prepayments from time to time of Senior Loans in the investment portfolio, based on historical experience, the Adviser believes that the actual remaining maturity of Senior Loans in the portfolio will be approximately 18-24 months.

      PARTICIPATIONS AND ASSIGNMENTS. The Portfolio may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

      When the Portfolio purchases a Participation, the Portfolio will typically enter into a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender selling the Participation, and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Portfolio will purchase a Participation only when the Lender selling the Participation, and any other institution interpositioned between such Lender and the Portfolio at the time of investment, have outstanding debt obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody's) or, if unrated, determined by the Adviser to be of comparable quality. The rights of the Portfolio when it acquires a Participation may be different from, and more limited than, the rights of Primary Lenders or of persons who acquire an Assignment. The Portfolio may pay a fee or forgo a portion of interest payments to the Lender selling a Participation or Assignment pursuant to the terms of such Participation or Assignment.

      DEBT RESTRUCTURING. The Portfolio may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser's decision to purchase or retain such an interest will depend on its assessment of the likelihood that the Portfolio ultimately will receive full repayment of the principal amount of the Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio. Any equity security or junior debt security held by the Portfolio will not be treated as a Senior Loan and thus will not count toward the 80% of net assets (plus any borrowings for investment purposes) that normally will be invested in Senior Loans.

      BRIDGE FINANCING. The Portfolio may acquire interests in Senior Loans that are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower's use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

      OTHER SECURITIES. The Portfolio will acquire warrants, equity securities and junior debt securities only as are incident to the purchase or intended purchase of interests in collateralized Senior Loans. The Portfolio generally will acquire interests in warrants, equity securities and junior debt securities only when the Adviser believes that the relative value being given by the Portfolio in exchange for such interests is substantially outweighed by the potential value of such instruments.

      Investment in warrants, equity securities and junior debt securities entails certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower's assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Portfolio to minimize fluctuations in its NAV.

      DEFENSIVE INVESTMENT POLICY. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Portfolio may (but is not required to) invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities. The Portfolio may also engage in interest rate and other hedging transactions, lend portfolio holdings, purchase and sell interests in Senior Loans and other portfolio debt securities on a "when-issued" or "delayed-delivery" basis, and enter into repurchase and reverse repurchase agreements. These investment practices involve certain special risk considerations. The Adviser may use some or all of the following investment practices when, in the opinion of the Adviser, their use is appropriate. Although the Adviser believes that these investment practices may further the Portfolio's investment objective, no assurance can be given that the utilization of these investment practices will achieve that result.

      STRUCTURED NOTES. The Portfolio may invest up to 5% of its total assets in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, which is a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans for purposes of the Portfolio's policy of normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in Senior Loans.

      BORROWING. The Portfolio may borrow money for the purpose of obtaining short-term liquidity in connection with Repurchase Offers for Fund shares and for temporary, extraordinary or emergency purposes. Under the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio, immediately after any such borrowings, must have an asset coverage of at least 300%. Asset coverage is the ratio that the value of the total assets of the Portfolio, less all liabilities and indebtedness not represented by senior securities (as that term is defined in the 1940 Act), bears to the aggregate amount of any such borrowings by the Portfolio.

      The rights of any lenders to the Portfolio to receive payments of interest on and repayments of principal of such borrowings will be senior to those of the holders of Portfolio shares, and the terms of any such borrowings may contain provisions that limit certain activities of the Portfolio, including the payment of dividends to holders of Portfolio shares in certain circumstances. Further, the terms of any such borrowings may, and the provisions of the 1940 Act do (in certain circumstances), grant lenders certain voting rights in the event of default in the payment of interest or repayment of principal. In the event that such provisions would impair the Portfolio's status as a regulated investment company, the Portfolio, subject to the ability of the Portfolio to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Interest payments and fees incurred in connection with any such borrowings will reduce the amount of net income available for payment to shareholders. The Portfolio may enter into an agreement with a financial institution providing for a facility, the proceeds of which may be used to finance, in part, repurchases.

      DERIVATIVES. The Portfolio may, but is not obligated to enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives with many different uses. The Portfolio expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Portfolio owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Portfolio's investment portfolio. To the extent Securities and Exchange Commission ("SEC") guidance requires segregation of assets for certain derivative transactions, the Fund will segregate a portion of its assets while party to these derivative transactions.

      HEDGING TRANSACTIONS. In addition, the Portfolio may also engage in hedging transactions, including entering into put and call options, to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Portfolio would employ any hedging and risk management techniques. The Portfolio will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Portfolio. The Portfolio will incur brokerage and other costs in connection with its hedging transactions.

      INTEREST RATE SWAPS, CAPS AND FLOORS. The Portfolio may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Portfolio with another party of their respective obligations to pay or receive interest (i.E., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments). For example, the Portfolio may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Portfolio could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Portfolio would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

      The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Portfolio will not enter into swaps, caps or floors, if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Portfolio.

      In circumstances in which the Adviser anticipates that interest rates will decline, the Portfolio might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates were to decline below the floor rate, the Portfolio would receive payments from its counterparty that would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Portfolio purchases such an interest rate swap, if the floating rate payments were to fall below the level of the fixed rate payment set in the swap agreement, the Portfolio's counterparty would pay the Portfolio amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Portfolio would receive with respect to floating rate portfolio assets being hedged.

      The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of portfolio securities. The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Adviser believes that use of the hedging and risk management techniques described above will benefit the Portfolio, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Portfolio's overall performance could be worse than if it had not entered into any such transaction. For example, if the Portfolio had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

      Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Portfolio believe such obligations do not constitute senior securities. The Portfolio will usually enter into interest rate swaps on a net basis; (I.E., where the two parties make net payments with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained. If the Portfolio enters into a swap on other than a net basis, the Portfolio will maintain the full amount of its obligations under each such swap. Accordingly, the Portfolio does not treat swaps as senior securities. The Portfolio may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange (the "NYSE") or other entities determined to be creditworthy by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Portfolio's Board of Managers. If a default occurs by the other party to such transactions, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and are less liquid than swaps. There can be no assurance, however, that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

      NEW FINANCIAL PRODUCTS. New financial products continue to be developed and the Portfolio may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

      LENDING OF PORTFOLIO HOLDINGS. The Portfolio may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional Borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Portfolio would have the right to call a loan and obtain the financial instruments loaned at any time on five days' notice. For the duration of a loan, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Portfolio would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Portfolio could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, such loans entail risks of delay in recovery or even loss of rights in the collateral should the Borrower of the financial instruments fail financially. However, the loans would be made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Portfolio lends its portfolio holdings will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis by the Board. No specific limitation exists as to the percentage of the Portfolio's assets that the Portfolio may lend.

      "WHEN-ISSUED" AND "DELAYED-DELIVERY" TRANSACTIONS. The Portfolio may also purchase and sell interests in Senior Loans and other portfolio securities on a "when-issued" and "delayed-delivery" basis. No income accrues to the Portfolio on such Senior Loans in connection with such purchase transactions prior to the date the Portfolio actually takes delivery of such Senior Loans. These transactions are subject to market fluctuation, the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such Senior Loans when delivery occurs may be higher or lower than yields on the Senior Loans obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain cash or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase such Senior Loans on such basis only with the intention of actually acquiring these Senior Loans, but the Portfolio may sell such Senior Loans prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engages in "when-issued" and "delayed-delivery" transactions, it will do so for the purpose of acquiring Senior Loans for its investment portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. No specific limitations exist as to the percentage of the Portfolio's assets that may be used to acquire securities on a "when-issued" or "delayed-delivery" basis.

      REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements (a purchase of, and simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. In entering into a repurchase agreement, the Portfolio buys securities from the bank or broker-dealer, with the agreement that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Portfolio to earn a return on available liquid assets at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Portfolio to the counterparty. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the counterparty. If the bank or broker-dealer that is the seller petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Portfolio is unsettled. The securities underlying a repurchase agreement will be marked to market every business day and adjusted in amount so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Portfolio's assets that may be invested in repurchase agreements.

      REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Portfolio. Under a reverse repurchase agreement, the Portfolio sells a debt security and simultaneously obtains the commitment of the purchaser (a commercial bank or a broker-dealer) to sell the security back to the Portfolio at an agreed upon price on an agreed upon date. The Portfolio will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Portfolio receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. SEC regulations require either that securities sold by the Portfolio under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Portfolio's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Portfolio under a reverse repurchase agreement could decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered borrowings by the Portfolio and as such are subject to the restrictions on borrowing described below under "Investment Restrictions." The Portfolio will not hold more than 5% of the value of its total assets in reverse repurchase agreements as of the time the agreement is entered into.

      RATED SECURITIES. For a description of the ratings applied by Moody's and S&P to short-term securities, please refer to the Appendix. The rated short-term securities described under "Investment Policies" above include securities given a rating conditionally by Moody's or provisionally by S&P. If the rating of a security held by the Portfolio is withdrawn or reduced, the Portfolio is not required to sell the security, but the Adviser will consider such fact in determining whether the Portfolio should continue to hold the security.

      PORTFOLIO TURNOVER. The frequency and amount of portfolio purchases and sales (known as the "turnover rate") will vary from year to year. It is anticipated that the Portfolio's turnover rate will ordinarily be between 50% and 100%. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Portfolio generally does not intend to trade for short-term profits, the securities held by the Portfolio will be sold whenever the Adviser believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, that the Portfolio will bear directly.

                             INVESTMENT RESTRICTIONS

      The Fund and the Portfolio operate under the following fundamental investment restrictions. Neither the Fund nor the Portfolio may:

      (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction) except that this restriction does not apply to (i) obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (ii) securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies; or (iii) [the Fund only] investment by the Fund of all or substantially all of its assets in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

      (2) invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities (taken at the time of such investment) of any one issuer [the Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

      (3) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein), except that it may hold for prompt sale and sell real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

      (4) purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts;

      (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other investment companies to which the Adviser provides investment advisory services provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities (including interests in Assignments and Participations) and other Senior Loans in which it is authorized to invest in accordance with its respective investment objectives and policies;

      (6) borrow except from banks, other affiliated funds and other entities to the extent permitted by the 1940 Act;

      (7) act as an underwriter of securities, except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended (the "1933 Act"), on disposition of securities acquired subject to legal or contractual restrictions on resale, [the Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

      (8) issue any senior security except to the extent permitted under the 1940 Act (for this purpose Senior Loans shall not be deemed senior securities).

      The above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities," as defined under "Investment Policies" above. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objective, policies and restrictions as the Fund.

      The Fund and the Portfolio are also subject to the following restrictions and policies that may be changed by the Board of Trustees of the Fund or the Board of Managers of the Portfolio, as applicable. None of the following restrictions shall prevent the Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund. Unless otherwise indicated, neither the Fund nor the Portfolio may:

      (A) invest for the purpose of exercising control or management [except to the extent that exercise by the Portfolio of its rights under Loan Agreements would be deemed to constitute such control or management];

      (B) purchase more than 3% of the stock of another investment company (other than the Portfolio) or purchase stock of other investment companies
(other than the Portfolio) equal to more than 5% of its total assets (taken at market value at the time of purchase) in the case of any one other investment company (other than the Portfolio) and 10% of such assets (taken at market value at the time of purchase) in the case of all other investment companies (other than the Portfolio) in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets(1);

      (C) purchase shares of open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

      (D) purchase a put or call option if the aggregate premiums paid for all put and call options then held exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;(2)

      (E) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;
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(1) The Fund and Portfolio have been informed that the staff of the SEC takes the position that the issuers of certain CMOs and certain other collateralized assets are investment companies and that subsidiaries of foreign banks may be investment companies for purposes of Section 12(d)(1) of the 1940 Act, which limits the ability of one investment company to invest in another investment company. Accordingly, the Fund and Portfolio intend to operate within the applicable limitations under Section 12(d)(1)(A) of the 1940 Act.

(2) The Portfolio does not currently intend to purchase a put or call option if the aggregate premiums paid for all put and call options then held exceed 5% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.

      (F) invest in limited partnerships in real estate unless they are readily marketable;

      (G) sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or
(ii) the securities sold are "when-issued" or "when distributed" securities that it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;(3)

      (H) invest more than 15% of its total net assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act; and

      (I) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures (the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin).

                       REPURCHASE OFFER FUNDAMENTAL POLICY

      The Fund's Board of Trustees has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly Repurchase Offers (the "Repurchase Offer Fundamental Policy").

      The Repurchase Offer Fundamental Policy sets the interval between each Repurchase Offer at one quarter and provides that the Fund shall conduct a Repurchase Offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Request Deadline will be established by the Fund and will be based on factors such as market conditions, liquidity of the Fund's assets and shareholder servicing conditions. The Repurchase Offer Fundamental Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.

      The Repurchase Offer Fundamental Policy may be changed only by a majority vote of the outstanding voting securities. For more information, please refer to the Prospectuses under the caption "Periodic Repurchase Offers."

----------
(3) The Portfolio does not currently intend to commit more than 5% of its assets to short sales.

                                   MANAGEMENT

      The Board of Trustees of the Fund has overall management responsibility for the Fund. At a Special Meeting of Shareholders held on July 30, 2004, Fund shareholders elected a new Board of Trustees coincident with the approval of the new investment advisory agreement with Highland. The table below sets forth certain information with respect to the Trustees and officers of the Fund.
Certain  information  that  follows  this  section  is  provided  for the former
Trustees.

      The Highland Fund Complex consists of the following funds (the "Highland Funds"): Highland Floating Rate Limited Liability Company, Highland Floating Rate Fund, Highland Floating Rate Advantage Fund, Highland Institutional Floating Rate Income Fund, Prospect Street(R) High Income Portfolio Inc. and Prospect Street(R) Income Shares Inc.

      The Trustees and officers serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below also serves in the same capacity for each Fund in the Highland Fund Complex.

                                                                                                    NUMBER OF
                                            YEAR FIRST                                            PORTFOLIOS IN
                                             ELECTED                                              HIGHLAND FUND
                                                OR                                                   COMPLEX          OTHER
    NAME, ADDRESS              POSITION     APPOINTED           PRINCIPAL OCCUPATION(S)              OVERSEEN     DIRECTORSHIPS
       AND AGE                 WITH FUND   TO OFFICE(1)         DURING PAST FIVE YEARS              BY TRUSTEE        HELD
       -------                 ---------   ------------         ----------------------              ----------        ----
INDEPENDENT TRUSTEES

Timothy K. Hui (Age 55)         Trustee       2004      Assistant Provost for and, since                6       None
48 Willow Greene Drive                                  September 1998, Director of Learning
Churchville, PA 18966                                   Resources of the Philadelphia Biblical
                                                        University.

Scott F. Kavanaugh (Age 43)     Trustee       2004      Since March 2003, a Sales Representative at     6       Director of
Old Ranch Road                                          Round Hill Securities. From February 2003,              Heritage Bank
Laguna Niguel, CA 92677                                 an Executive at Provident Funding Mortgage              and Heritage
                                                        Corporation. From January 2000 to February              Bankshares, Inc.
                                                        2003 he was Executive Vice President,
                                                        Director and Treasurer of Commercial
                                                        Capital Bank. He was the Managing Principal
                                                        and Chief Operating Officer of Financial
                                                        Institutional Partners Mortgage Company and
                                                        the Managing Principal and President of
                                                        Financial Institutional Partners, LLC, an
                                                        investment banking firm, from April 1998 to
                                                        February 2003.

James F. Leary (Age 73)         Trustee       2004      Since January 1999, a Managing Director         6       Board Member of
15851 N. Dallas Parkway                                 of Benefit Capital Southwest, Inc., a                   Capstone Asset
Suite 500                                               financial consulting firm.                              Management Group
Addison, TX  75001                                                                                              of Mutual Funds

Bryan A. Ward (Age 49)          Trustee       2004      Since January 2002, Senior Manager of           6       None
901 Main Street                                         Accenture, LLP. From September 1998 to
Dallas, TX                                              December 2001, he was Special Projects
75202                                                   Advisor to Accenture, LLP.

INTERESTED TRUSTEES(2)

R. Joseph Dougherty (Age 32)     Trustee      2004      Portfolio Manager of the Adviser. Prior         6       Director of
13455 Noel Road, Suite 1300                             to 2000, he was a Portfolio Analyst for                 Heritage Bank
Dallas, TX 75240                                        the Adviser.

(1) The Trustees of the Fund were elected by shareholders at a Special Meeting of Shareholders held on July 30, 2004.

(2) Mr. Dougherty is deemed to be an "interested person" of the Fund under the 1940 Act because of his position with the Adviser.

                                               YEAR FIRST
                                               ELECTED OR
     NAME, ADDRESS              POSITION       APPOINTED TO                   PRINCIPAL OCCUPATION(S)
       AND AGE(1)             WITH FUND(2)        OFFICE                      DURING PAST FIVE YEARS
       ----------             ------------        ------                      ----------------------
OFFICERS

James D. Dondero               President           2004        President and Managing Partner of the Adviser. Director of
                                                               Heritage Bank. Director and Chairman of Heritage Bankshares, Inc.

Mark Okada                   Executive Vice        2004        Chief Investment Officer of the Adviser. Director of Heritage Bank
                               President                       and Heritage Bankshares, Inc.

R. Joseph Dougherty           Senior Vice          2004        Portfolio Manager of the Adviser. Prior to 2000, he was a
                               President                       Portfolio Analyst for the Adviser.

M. Jason Blackburn           Secretary and         2004        Assistant Controller of the Adviser. From September 1999 to
                               Treasurer                       October 2001, he was an accountant for KPMG LLP.

(1) The address of each officer is Highland Capital Management, L.P., 13455 Noel Road, Suite 1300, Dallas, Texas 75240.

(2)   Each officer serves in the same capacity for each of the Highland Funds.

TRUSTEES COMPENSATION

COMPENSATION OF FORMER TRUSTEES.

      The following information pertains solely to the Trustees and officers who were elected or appointed while Columbia served as investment adviser to the Fund.

      The officers of the Fund and Trustees who were "interested persons" (as defined in the 1940 Act) received no direct remuneration from the Fund. Trustees who are not "interested persons" (as defined in the 1940 Act)("Independent Trustees") of the Fund were compensated at the rate of $10,000 annually, plus $2,000 per Trustees' meeting attended in person or $1,000 per Trustees' meeting attended by telephone. In addition, the members of the Fund's Audit Committee receive $1,000 per Trustees' meeting attended by telephone. For the fiscal year ended August 31, 2004 and the calendar year ended December 31, 2003, the Fund's former Trustees received the following compensation:

                                                                                         TOTAL COMPENSATION FROM
                                                            AGGREGATE COMPENSATION       FUND AND FUNDS COMPLEX
                                PENSION OR RETIREMENT      FROM FUND FOR THE FISCAL     PAID TO TRUSTEES FOR THE
                               BENEFITS ACCRUED AS PART           YEAR ENDED               CALENDAR YEAR ENDED
      TRUSTEE                     OF FUND EXPENSES(a)            AUGUST 31, 2004           DECEMBER 31, 2003(b)
                                  -------------------            ---------------           --------------------
Douglas A. Hacker                          N/A                       $   959                       115,500
Janet Langford Kelly                       N/A                         1,415                       101,500
Richard W. Lowry                           N/A                           759                       128,150
William E. Mayer                           N/A                         1,483                       133,150
Charles R. Nelson                          N/A                         1,424                       155,073
John J. Neuhauser                          N/A                         1,449                       143,568
Patrick J. Simpson                         N/A                         1,330(c)                     64,234
Thomas E. Stitzel                          N/A                         1,507                       103,500
Thomas C. Theobald                         N/A                         1,579(d)                    110,250
Anne-Lee Verville                          N/A                         1,569(e)                    128,250
Richard L. Woolworth                       N/A                         1,391                        64,234

(a) The Fund does not provide pension or retirement plan benefits to the Trustees.

(b)   Until April 15,  2004,  the Fund was  previously  included in the Columbia
      Funds Complex. As of December 31, 2003, the Columbia Funds Complex consisted of 132 open-end and 15 closed-end management investment company portfolios.

(c) During the fiscal year ended August 31, 2004, Mr. Simpson deferred $1,330 of his compensation, pursuant to the deferred compensation plan.

(d) During the fiscal year ended August 31, 2004, Mr. Theobald deferred $375 of his compensation, pursuant to the deferred compensation plan.

(e) During the fiscal year ended August 31, 2004 Ms. Verville deferred a portion of her compensation of $269 from the Fund.

COMPENSATION OF CURRENT TRUSTEES

      The officers of the Fund and those of its Trustees who are "interested persons" (as defined in the 1940 Act) of the Fund receive no direct remuneration from the Fund. Independent Trustees are compensated at the rate of $25,000 annually. The following table sets forth the estimated compensation paid to each of the Trustees by the Fund and by the Fund and the Highland Funds for the calendar year ended December 31, 2004.

                                   AGGREGATE COMPENSATION                 TOTAL COMPENSATION FROM
NAME OF DIRECTOR                       FROM THE FUND                        THE HIGHLAND FUNDS
----------------                       -------------                        ------------------
R. Joseph Dougherty*                      $     0                                 $     0
Timothy K. Hui                            $25,000                                 $70,000
Scott F. Kavanaugh                        $25,000                                 $70,000
James F. Leary                            $25,000                                 $70,000
Bryan A. Ward                             $25,000                                 $70,000

----------
* Mr. Dougherty is deemed to be an "interested person" of the Fund under the 1940 Act.

ROLE OF THE BOARD OF TRUSTEES

      The Trustees of the Fund are responsible for the overall management and supervision of the Fund's affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Fund and review the Fund's performance. The Fund currently has three committees, the Audit Committee, the Nominating Committee and the Litigation Committee, each of which is composed of the Independent Trustees.

AUDIT COMMITTEE

      Pursuant to the Audit Committee Charter adopted by the Fund's Board of Trustees, the function of the Audit Committee is (1) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (2) to assist in Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, and the independent registered public accounting firm qualifications, independence and performance.

      Prior to July 30, 2004, Ms. Verville and Messrs. Hacker, Stitzel and Woolworth were members of the Audit Committee of the Board of Trustees of the Fund. In the fiscal year ended August 31, 2004, the Audit Committee convened 10 times.

NOMINATING COMMITTEE

      The Nominating Committee's function is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, 13455 Noel Road, Suite 1300, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.

      Prior to July 30, 2004, these duties were performed by a Governance Committee consisting of Messrs. Lowry, Mayer, Simpson and Theobald. In the fiscal year ended August 31, 2004, the Governance Committee convened 4 times.

LITIGATION COMMITTEE

      The Litigation Committee's function is to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Adviser or another client of the Adviser. The Litigation Committee did not meet during the fiscal year ended August 31, 2004.

ADVISORY FEES AND EXPENSES COMMITTEE

      Prior to July 30, 2004, Ms. Kelly and Messrs. Mayer, Nelson, and Neuhauser were members of an Advisory Fees and Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees and Expenses Committee's functions included reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended August 31, 2004, the Advisory Fees and Expenses Committee convened 4times.

SHARE OWNERSHIP

      The Fund's current Trustees were elected by shareholders on July 30, 2004. None of the current Trustees held shares in the Fund or in a fund in the Columbia Fund Complex as of December 31, 2003. The following table shows the dollar range of equity securities beneficially owned by the Fund's former Trustees as of December 31, 2003 in the Fund.

                                  DOLLAR RANGE OF EQUITY      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                   SECURITIES OWNED IN         OWNED IN ALL FUNDS OVERSEEN BY TRUSTEE IN
  NAME OF TRUSTEE                        THE FUND                     COLUMBIA FUNDS COMPLEX(1)
  ---------------                        --------                     -------------------------
INDEPENDENT TRUSTEES
Douglas A. Hacker                           $0                              Over $100,000
Janet Langford Kelly                        $0                              Over $100,000
Richard W. Lowry                            $0                              Over $100,000
Charles R. Nelson                           $0                              Over $100,000
John J. Neuhauser                           $0                              Over $100,000
Patrick J. Simpson                          $0                             $50,001-$100,000
Thomas E. Stitzel                           $0                            $50,001-$100,000
Thomas C. Theobald                          $0                              Over $100,000
Anne-Lee Verville(2)                        $0                                    $0
Richard L. Woolworth                        $0                              Over $100,000

INTERESTED TRUSTEE
William E. Mayer                            $0                            $50,001-$100,000

(1)   Until April 15, 2004, the Fund was included in the Columbia Funds Complex.

(2) Ms. Verville had elected to defer her compensation as a Trustee under the deferred compensation plan for Independent Trustees of the Columbia Funds Complex. The value of her deferred compensation was determined as if the amounts had been invested, as of the date of deferral, in shares of one or more funds in the complex as specified by her. At December 31, 2003, the value of her deferred compensation account exceeded $100,000.

TRUSTEE POSITIONS

      As of December 1, 2004, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Adviser or any person controlling, controlled by or under common control with any such entity.

APPROVING THE ADVISORY AGREEMENT

      On April 9, 2004, Columbia and the Adviser entered into an agreement to sell certain of the assets of Columbia's bank loan asset management group, insofar as it relates to the Fund, to the Adviser (such transaction, the "Sale"). The Sale closed on April 15, 2004 (the "Closing Date"). Upon completion of the Sale, the advisory agreement between Columbia and the Fund (the "Prior Advisory Agreement") was terminated, and an interim advisory agreement between the Adviser and the Fund (the "Interim Advisory Agreement") took effect. The Interim Advisory Agreement was entered into on April 15, 2004. Shareholder approval of the interim Advisory Agreement was not required under the 1940 Act.

      The Board of Trustees, including a majority of the Independent Trustees, approved the Interim Advisory Agreement, and the investment advisory agreement (the "Advisory Agreement") and its submission for shareholder approval, by unanimous vote of the Trustees present at a meeting on March 29, 2004. The Interim Advisory Agreement became effective immediately after the Closing Date. The Advisory Agreement did not become effective until it was approved by the Fund's shareholders at a special meeting of shareholder on July 30, 2004.

      In approving the Advisory Agreement, the Trustees took into account that there will be no change in the advisory fee paid by the Fund. The Trustees also considered that the expenses incurred in connection with the special shareholder meeting would be split between Columbia and the Adviser and that no such expenses will be paid by the Fund or its shareholders. Furthermore, based on the Adviser's representations regarding its intentions, the Trustees did not anticipate that there would be substantial changes in the investment policies of the Fund. The Board of Trustees was presented with information that it believed demonstrated that the terms of the Advisory Agreement were fair to, and in the best interests of, the Fund and its shareholders. Information was presented at the meeting of the Board with respect to the Sale. The Board of Trustees did not expect that there would be a diminution in the scope and quality of advisory services provided to the Funds as a result of the Sale.

      Information considered by the Board of Trustees in forming the basis of its recommendation to approve the Advisory Agreement included, among other things: (1) the fact that the compensation rates to be received by the Adviser under the

Advisory Agreement was the same as the compensation rates paid under the Prior Advisory Agreement; (2) the experience and resources of the Adviser, and the Adviser's performance history; (3) the Adviser's covenant that it would use its reasonable best efforts to ensure that no "unfair burden" (as defined in the 1940 Act) is imposed on the Fund as a result of the Sale; (4) the Adviser's covenant that it would use its reasonable best efforts to ensure that 75% of the Board of Trustees of the Fund remain disinterested; and (5) the Adviser's financial strength and commitment to the investment advisory business generally.

      The Advisory Agreement will continue in effect for a period not to exceed two years from its effective date, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the Board of Trustees of the Fund or (ii) the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund; provided, that in either event such continuance also is approved by a majority of the Independent Trustees of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement generally provides that it may be terminated at any time, without penalty, by (i) the Board of Trustees of the Fund, (ii) the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, or (iii) by the Adviser, in each case on not more than sixty (60) days' nor less than thirty (30) days' written notice. The Advisory Agreement also shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act). The Advisory Agreement may be amended only by a written instrument and only upon approval by the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund.

      Based on the foregoing, the Trustees concluded that the fees to be paid the Adviser under the Advisory Agreement were fair and reasonable, given the scope and quality of the services to be rendered by the Adviser.

CODE OF ETHICS

      The Fund and the Adviser have each adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the Code of Ethics for the Fund and the Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transaction with the appropriate compliance officer and to report all transactions on a regular basis. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC internet website at www.sec.gov. You may also review and copy these documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102, or by e-mail request at publicinfo@sec.gov.

ANTI-MONEY LAUNDERING COMPLIANCE

      The Fund or its service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Fund or its service providers may request additional information from you to verify your identity. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Fund or its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, it may not be permitted to inform the shareholder that it has taken the actions described above.

PROXY VOTING POLICIES

      The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures. The Adviser has adopted proxy voting guidelines (the "Guidelines") that provide as follows:

      o The Adviser votes proxies in respect of the Fund's securities in the Fund's best interests and without regard to the interests of the Adviser or any client of the Adviser.

      o Unless the Adviser's Proxy Voting Committee (the "Committee") otherwise determines (and documents the basis for its decisions) or as otherwise provided below, the Adviser votes proxies in a manner consistent with the Guidelines.

      o To avoid material conflicts of interest, the Adviser applies the Guidelines in an objective and consistent manner across the Fund's accounts. Where a material conflict of interest has been identified and the matter is covered by the Guidelines, the Committee votes in accordance with the Guidelines. For the Fund, where a conflict of interest has been identified and the matter is not covered in the Guidelines, the Adviser will disclose the conflict and the Committee's determination of the matter in which to vote to the Fund's Board.

      o The Adviser also may determine not to vote proxies in respect of securities of the Fund if it determines it would be in the Fund's best interests not to vote.

The Adviser's Guidelines also address how it will vote proxies on particular types of matters such as corporate governance matters, disclosure of executive compensation and share repurchase programs. For example, the Adviser generally will:

      o Support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

      o     Support  proposals   seeking   increased   disclosure  of  executive
            compensation; and

      o Support management proposals to institute share repurchase plans in which all shareholders may participate on equal terms.

The Fund's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-823-6300 or (2) on the SEC's website at www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

                              FINANCIAL STATEMENTS

      Please refer to the Fund's August 31, 2004 Financial Statements (statement of assets and liabilities and schedule of investments as of August 31, 2004 and the statement of operations, changes in net assets, cash flows, financial highlights and notes thereto) and the report of the independent registered public accounting firm contained in the August 31, 2004 Annual Report of the Fund. The Financial Statements and the report of the independent registered public accounting firm (but no other material from the Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by calling 1-877-665-1287.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

      As of November 30, 2004, the Trustees and officers of the Fund as a group owned less than 1% of the then outstanding shares of the Fund.

      Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the Fund's outstanding voting securities. As of November 30, 2004, the only person(s) known by the Fund to own of record or "beneficially" 5% or more of its outstanding shares within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:

                                                        APPROXIMATE NUMBER OF         APPROXIMATE % OF
          NAME AND ADDRESS                                   SHARES HELD          OUTSTANDING SHARES HELD
          ----------------                                   -----------          -----------------------
Covenant Benevolent Institution                             2,250,536.643                  33.64%
5145 N. California Avenue
Chicago, IL 60625-3661

Citibank                                                    1,981,276.386                  29.61%
Evangelical Covenant Church Retirement Plan
5115 N. Francisco Avenue
Chicago, IL 60625-3611

Methodist Children's Home Endowment Fund                      898,089.962                  13.42%
1111 Herring Avenue
Waco, TX 76708-3642

Amerisurf Mutual Insurance Company                            613,386.415                   9.17%
26777 Halsted Road
Farmington Hills, MI 48331-3560

Roy J. Carver Charitable Trust                                484,338.127                   7.24%
202 Iowa Avenue
Muscatine, IA 52761-3733

                     INVESTMENT ADVISORY AND OTHER SERVICES

      Highland, located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, is the Fund's investment adviser. Highland is responsible for managing the investment portfolio of the Portfolio and the Fund's management, subject to oversight by the Fund's Board of Trustees. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. R. Joseph Dougherty and Mark Okada are the Fund's principal portfolio managers. Highland, a registered investment adviser, has been an investment adviser since 1997.

      Prior to April 15, 2004, Columbia was the investment adviser to the Fund.

      Please refer to the descriptions of the Adviser, the management and administrative agreements, fees, expense limitation, and transfer agency services under "Management" and "Fund Expenses" in the Prospectus, which are incorporated herein by reference.

      The table below sets forth the administrative and investment advisory fees paid by the Fund for the last three fiscal years:

-------------------------------------------------------------------------------------------
                                               YEAR ENDED       YEAR ENDED       YEAR ENDED
                     TYPE OF PAYMENT             8/31/04         8/31/03           8/31/02
-------------------------------------------------------------------------------------------
Fund             Administrative fee              $  166           $  185           $  227
                 --------------------------------------------------------------------------
                 Reimbursement                     (121)            (225)            (240)
-------------------------------------------------------------------------------------------
Portfolio        Advisory fee*                    3,283            2,072            2,666
-------------------------------------------------------------------------------------------

      * For the fiscal years ended 8/31/02 and 8/31/03, advisory fees were paid to the former investment adviser, Columbia. For the fiscal year ended 8/31/04, advisory fees of $1,837 were paid to Columbia and advisory fees of $1,446 were paid to Highland.

      Under the Advisory Agreement, the Adviser will be entitled to compensation at the same rates as under the Prior Advisory Agreement. The Adviser will be entitled to receive from the Fund a monthly fee, computed and accrued daily, at the annual rate of 0.45% of the average net assets of the Fund for the first one billion U.S. dollars (US$1,000,000,000), 0.40% of the average net assets of the Fund for the next one billion U.S. dollars (US$1,000,000,000) and 0.35% of the average net assets of the Fund that exceed two billion U.S. dollars (US$2,000,000,000).

      Under the Advisory Agreement, the Adviser, among other things: (i) continuously furnishes an investment program for the Fund; (ii) places orders for the purchase and sale of securities for the accounts of the Fund; (iii) provides for certain facilities and administrative services; (iv) arranges for the provision and maintenance of an insurance bond against larceny and embezzlement by officers and employees of the Fund; and (v) generally manages, supervises and conducts the affairs and business of the Fund.

      The Adviser will carry out its duties under the Advisory Agreement at its own expense. The Fund will pay its own ordinary operating and activity expenses, such as legal and auditing fees, fees of the Adviser, the administrator, the custodian, accounting services and third-party shareholder servicing agents, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses.

Like the Prior Advisory Agreement, the Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund party to such agreements or to any shareholder of the Fund for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the execution and management of the Fund

ADMINISTRATIVE SERVICES

      Pursuant to a separate agreement with the Fund, the Adviser provides administrative services to the Fund. For these services, the Adviser receives an annual fee of 0.20% of average daily net assets, including assets representing leverage.

SUB-ADMINISTRATOR

      Effective October 18, 2004, PFPC Inc. ("PFPC"), 760 Moore Road, King of Prussia, Pennsylvania, 19406, serves as the Fund's Sub-Administrator. Pursuant to a sub-administration agreement with PFPC Inc. (the "Sub-Administrator"), the Sub-Administrator prepares and performs regulatory filings, assists with meetings of the Fund's Board of Trustees (the "Board"), coordinates service provider relationships, and provides other administrative services.

                                   DISTRIBUTOR

      In connection with the change of investment adviser for the Fund from Columbia to Highland, PFPC Distributors, Inc. (the "Distributor") replaced Columbia Funds Distributor, Inc. ("CFD") as distributor and principal underwriter to the Fund effective April 16, 2004. The Distributor is located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and serves pursuant to a Distribution Agreement (the "Agreement"). The Agreement continues in effect from year to year, provided such continuance is approved annually (1) by a majority of the Fund's Board of Trustees or by a majority of the outstanding voting securities of the Fund, and (2) by a majority of the Independent Trustees who are not parties to the Agreement or interested persons of any such party. The Fund has agreed to pay all expenses in connection with registration of its shares with the SEC and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of the prospectus and other expenses.

      As agent, the Distributor offers shares of the Fund to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. No sales commission or "12b-1" payment is paid by the Fund. The Distributor offers the Fund's shares only on a best-efforts basis.

                                 TRANSFER AGENT

      Effective October 18, 2004, PFPC Inc. ("Transfer Agent"), located at 760 Moore Road, King of Prussia, Pennsylvania 19406, provides transfer agency and dividend disbursing agent services for the Fund. As part of these services, PFPC Inc. maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes the Fund's cash distributions to shareholders. Prior to October 18, 2004, transfer agency services were provided by Columbia Fund Services, Inc.

                                    CUSTODIAN

      PFPC Trust Company (the "Custodian"), 8800 Tinicum Boulevard, Philadelphia, Pennsylvania, 19153, is the custodian for the Fund. The Custodian is responsible for holding all investments, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses. Prior to October 18, 2004, State Street Bank and Trust Company served as the Fund's custodian.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The independent registered public accounting firm for the Fund and the Portfolio is PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and the federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so.

                             PORTFOLIO TRANSACTIONS

SELECTION OF BROKER-DEALERS; ORDER PLACEMENT

      Subject to the overall review of the Portfolio's Board of Managers, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Fund, for selecting the broker or dealer to be used, and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      The Adviser and its affiliates manage other accounts, including private funds and individual accounts that also invest in Senior Loans and other Fund investments. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make also may be made on behalf of such other accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser's fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

COMMISSION RATES; BROKERAGE AND RESEARCH SERVICES

      In placing orders for the Fund's portfolio, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Adviser, having in mind the Fund's best interests, will consider all factors it deems relevant, including, by way of illustration: price; the size, type and difficulty of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; operational capabilities; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions. Though the Adviser generally seeks reasonably competitive commissions or spreads, the Fund will not necessarily be paying the lowest commission or spread available.

Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does not consider "brokerage and research services" (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or the Fund. "Brokerage and research services" are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Columbia, the Fund's prior investment adviser, did engage in the practice of acquiring brokerage and research services from broker-dealer firms in return for directing trades for client accounts, including the Fund, to those firms.
Columbia, in effect, used the commission dollars generated from those accounts to pay for such brokerage and research services. The investment management industry uses the term "soft dollars" to refer to this practice.

      For fiscal years ended August 31, 2003, 2002 and 2001, neither the Fund nor Portfolio paid commissions on any transactions.

                      ADDITIONAL INCOME TAX CONSIDERATIONS

      The Fund intends to comply with the special provisions of the Code that relieve the Fund of federal income tax to the extent of its respective net investment income and capital gains currently distributed to its respective shareholders.

      Because capital gain distributions reduce NAV, if a shareholder purchases shares shortly before a record date, he or she will, in effect, receive a return of a portion of the investment in such distribution. The distribution would nonetheless be taxable to the shareholder, even if the NAV of shares were reduced below cost. However, for federal income tax purposes the shareholder's original cost would continue as the tax basis.


      The Fund, indirectly through the Portfolio, may make investments and engage in investment practices that are subject to special provisions of the Code. These special provisions may, among other things, defer the use of certain deductions or losses, or accelerate certain income or gains, of the Fund, affect the holding period of assets indirectly held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes.

      The Fund expects that none of its dividends will qualify for the deduction for dividends received by corporate shareholders or treatment as "qualifying dividend income" eligible for long-term capital gain rates in the hands of individual shareholders.

                         APPENDIX -- RATINGS CATEGORIES

RATINGS IN GENERAL. A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody's and S&P.

CORPORATE BOND RATINGS

MOODY'S

LONG-TERM

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa.' The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      o     Leading market positions in well-established industries.

      o     High rates of return on funds employed.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

LONG-TERM

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

A-1

A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.